File No. 33-43846
811-524

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 120	[X]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 120	[X]
(Check appropriate box or boxes.)
The Dreyfus/Laurel Funds Trust
(Exact Name of Registrant as Specified in Charter)
c/o The Dreyfus Corporation
200 Park Avenue, New York, New York 10166
(Address of Principal Executive Offices) (Zip Code)
Registrant's Telephone Number, including Area Code: (212) 922-6000
Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to paragraph (b)
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on (date) pursuant to paragraph (b)
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60 days after filing pursuant to paragraph (a)(1)
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X	on May 1, 2005 pursuant to paragraph (a)(1)
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75 days after filing pursuant to paragraph (a)(2)
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on (date) pursuant to paragraph (a)(2) of Rule 485
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If appropriate, check the following box:

this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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     The following post-effective amendment to the Registrant's Registration Statement on Form N-1A relates to the following series of the Registrant:

DREYFUS PREMIER MANAGED INCOME FUND

Dreyfus Premier Managed Income Fund
Seeks high current income by investing in fixed-income securities
PROSPECTUS May 1, 2005

Contents

The Fund

Goal/Approach	1
Main Risks	2
Past Performance	4
Expenses	5
Management	6
Financial Highlights	8

Your Investment

Shareholder Guide	12

Distributions and Taxes	20
Services for Fund Investors	21
Instructions for Regular Accounts	22
Instructions for IRAs	24

For More Information

See back cover.

Dreyfus Premier Managed Income Fund

Ticker Symbols	Class A: PMNIX
Class B: DTMBX
Class C: DTMCX
Class R: DTMRX

The Fund

GOAL/APPROACH

The fund seeks high current income consistent with what is believed to be prudent risk of capital. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 65% of its total assets in various types of U.S. government and corporate debt obligations rated investment grade (or their unrated equivalent as determined by Dreyfus). The fund also normally invests at least 65% of its total assets in debt obligations having effective maturities of 10 years or less.

The fund may also invest up to:

  35% of its total assets in obligations rated below investment grade or comparable unrated securi- ties
  25% of its total assets in convertible debt obliga- tions and preferred stocks
  20% of its total assets in foreign securities, includ- ing those of issuers in emerging markets

The fund may invest in inflation-indexed securities. These are fixed-income securities designed to protect investors from a loss of value due to inflation by periodically adjusting their principal and/or coupon according to the rate of inflation.

In addition to obligations issued by the U.S. government, its agencies or instrumentalities, the fund may invest in asset-backed securities, including mortgage-backed securities, that are not issued by such entities.

The fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy. The fund may enter into swap agreements, such as credit default swaps, which can be used to transfer the credit risk of a security without actually transferring ownership of the security. To enhance current income, the fund also may engage in a series of purchase and sale contracts or forward roll transactions in which the fund sells a mortgage-related security, for example, to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed-upon price.

Concepts to understand

Credit quality: independent rating organizations analyze and evaluate a bond issuer’s credit history and ability to repay debts. Based on their assessment, rating organizations assign letter grades that reflect the issuer’s creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade, although they have some speculative characteristics. Bonds rated below BBB or Baa are sometimes referred to as “junk” bonds. Because the issuers of high yield securities may be at an early stage of development or may have been unable to repay past debts, junk bonds typically must offer higher yields than investment grade bonds to compensate for greater credit risk.

Effective maturity: the stated maturity of a bond, adjusted to reflect provisions or market conditions that may cause the bond’s principal to be repaid earlier than at its stated maturity.

Credit default swap: a derivative instrument whereby the buyer makes fixed, periodic premium payments to the seller in exchange for being made whole on an agreed-upon amount of principal, should the specified reference entity (i.e., the issuer of a particular security) experience a “credit event” (e.g., failure to pay interest or principal, bankruptcy or restructuring).

The Fund 1

MAIN RISKS

The fund’s principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

  Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates.Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund’s share price. The longer the fund’s effective maturity and duration, the more its share price is likely to react to inter- est rates.
  Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturi- ty date. If an issuer “calls” its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield.
  Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond’s price to fall, potentially lowering the fund’s share price. High yield (“junk”) bonds involve greater credit risk, includ- ing the risk of default, than investment grade bonds, and are considered predominantly specu- lative with respect to the issuer’s continuing abil- ity to make principal and interest payments.The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.
  Market risk. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive con- ditions within an industry.
  Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically. Investments in foreign securities tend to have greater exposure to liquid- ity risk than domestic securities.
  Prepayment and extension risk. When interest rates fall, the principal on mortgage-backed and cer- tain asset-backed securities may be prepaid. The loss of higher-yielding, underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund’s potential price gain in response to falling interest rates, reduce the fund’s yield, or cause the fund’s share price to fall.When interest rates rise, the effective duration of the fund’s mortgage-related and other asset-backed securities may lengthen due to a drop in prepay- ments of the underlying mortgages or other assets.This is known as extension risk and would increase the fund’s sensitivity to rising rates and its potential for price declines.
  Market sector risk. The fund’s overall risk level will depend on the market sectors in which the fund is invested and the current interest rate, liquidity and credit quality of such sectors. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund’s performance to be more or less sensitive to developments affecting those companies, industries or sectors.
  Inflation-indexed bond risk. Interest payments on inflation-indexed bonds can be unpredictable and will vary as the principal and/or interest is peri- odically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. In the case of U.S.Treasury inflation-indexed bonds, the U.S. Treasury has guaranteed that in the event of a drop in prices, it would repay the par amount of its inflation-indexed bonds. Inflation-indexed bonds issued by corporations generally do not guarantee repayment of principal.Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their prin- cipal until maturity. As a result, the fund may be required to make annual distributions to share- holders that exceed the cash the fund received, which may cause the fund to liquidate certain investments when it is not advantageous to do so.
  Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed may be character- ized in some circumstances as a return of capital.
2

  Foreign investment risk. The prices and yields of foreign bonds may be affected by political and economic instability or changes in currency exchange rates. The bonds of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies.
  Derivatives risk. In addition to mortgage-related and asset-backed securities, the fund may invest in other derivative instruments, such as options, futures and options on futures (including those relating to foreign currencies, indexes and interest rates), swaps and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or pos- sibly greater than, the risks associated with invest- ing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the fund’s other investments. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the fail- ure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the con- tract’s terms. Additionally, credit default swaps could result in losses if the fund does not correct- ly evaluate the creditworthiness of the company on which the credit default swap is based.
  Government securities risk. Not all obligations of the U.S. government, its agencies and instrumen- talities are backed by the full faith and credit of the U.S.Treasury. Some obligations, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. In addition, because many types of U.S. government securities trade actively outside the U.S., their prices may rise and fall as changes in global economic conditions affect the demand for these securities.
Other potential risks

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the fund’s after-tax performance. The fund’s forward roll transactions will increase its portfolio turnover rate.

The Fund 3

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the fund. The bar chart shows the changes in the fund’s Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower.The table compares the average annual total returns of each of the fund’s share classes to those of the Lehman Brothers U.S. Aggregate Index, a widely recognized, unmanaged index of bond performance.The returns shown in the table reflect any applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary from the performance of the fund’s other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares. After-tax performance of the fund’s other share classes will vary.After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average annual total returns as of 12/31/04

Share class/
Inception date	1 Year	5 Years	10 Years

Class A (8/1/79)
returns before taxes	0.45%	5.84%	6.19%

Class A
returns after taxes
on distributions	-1.17%	3.96%	3.88%

Class A
returns after taxes
on distributions and
sale of fund shares	0.27%	3.82%	3.83%

Class B (12/19/94)
returns before taxes	0.27%	5.69%	6.20%*

Class C (12/19/94)
returns before taxes	3.28%	6.01%	5.88%

Class R (2/1/93)
returns before taxes	5.43%	7.09%	6.94%

Lehman Brothers
U.S. Aggregate
Index
reflects no deduction for
fees, expenses or taxes	4.34%	7.71%	7.72%

*	Assumes conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

What this fund is — and isn’t

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

4

EXPENSES

As an investor, you pay certain fees and expenses in
connection with the fund, which are described in
the table below.

Fee table
	Class A	Class B	Class C	Class R

Shareholder transaction fees (fees paid from your account)
Maximum front-end sales charge on purchases
% of offering price	4.50	none	none	none
Maximum contingent deferred sales charge (CDSC)
% of purchase or sale price, whichever is less	none*	4.00	1.00	none

Annual fund operating expenses (expenses paid from fund assets)
% of average daily net assets
Management fees	.70	.70	.70	.70
Rule 12b-1 fee	.25	1.00	1.00	none
Other expenses	.00	.00	.00	.00

Total	.95	1.70	1.70	.70

* Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.

Expense example
	1 Year	3 Years	5 Years	10 Years

Class A	$543	$739	$952	$1,564
Class B
with redemption	$573	$836	$1,123	$1,627**
without redemption	$173	$536	$923	$1,627**
Class C
with redemption	$273	$536	$923	$2,009
without redemption	$173	$536	$923	$2,009
Class R	$72	$224	$390	$871
** Assumes conversion of Class B to Class A at end of the sixth year following the date of purchase.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund. Unlike the arrangements between most investment advisers and their funds, Dreyfus pays all fund expenses except for brokerage fees, taxes, interest, fees and expenses of the independent directors, Rule 12b-1 fees and extraordinary expenses.

Rule 12b-1 fee: the fee paid out of fund assets (attributable to appropriate share classes) for distribution expenses and shareholder service. Because this fee is paid out of the fund’s assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Fund 5

MANAGEMENT
Investment adviser

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $___ billion in approximately 200 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.70% of the fund’s average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation (Mellon Financial), a global financial services company with approximately $___ trillion of assets under management, administration or custody, including approximately $___ billion under management. Mellon Financial provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon Financial is headquartered in Pittsburgh, Pennsylvania.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions.This approach is designed to provide each fund with a distinct, stable identity.

Investment decisions for the fund are made by a committee of portfolio managers. The committee has managed the fund since October 2001. No individual committee member is primarily responsible for making these investment decisions. This committee also comprises the Standish Fixed Income Team of Standish Mellon Asset Management LLC, an affiliate of Dreyfus.

In early 2004, two purported class and derivative actions were filed against Mellon Financial Corporation, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the Funds). In September 2004, plaintiffs served a Consolidated Amended Complaint (the Amended Complaint) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds. The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named Dreyfus Service Corporation, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors. The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants.With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. Defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

6

Distributor

The fund’s distributor is Dreyfus Service Corporation (DSC), a wholly-owned subsidiary of Dreyfus. Dreyfus or DSC may provide additional cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services. Such payments are in addition to any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by the fund.These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales programs.These payments sometimes are referred to as “revenue sharing.” In some cases, these payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

From time to time, Dreyfus or DSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

Code of ethics

The fund, Dreyfus and DSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund.The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code’s pre-clearance and disclosure procedures.The primary purpose of the code is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

The Fund 7

FINANCIAL HIGHLIGHTS

The following tables describe the performance of each share class for the fiscal periods indicated. “Total return” shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by __________, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request.

		Year Ended December 31,
Class A	2004	2003	2002	2001 [1]	2000

Per-Share Data ($):
Net asset value, beginning of period		10.75	10.37	10.29	9.99
Investment operations: Investment income — net		.33 [2]	.38 [2]	.52 [2]	.61
Net realized and unrealized gain (loss) on investments		.26	.42	.10	.30
Total from investment operations		.59	.80	.62	.91
Distributions: Dividends from investment income — net		(.39)	(.42)	(.54)	(.61)
Dividends from net realized gain on investments		(.05)	—	—	—
Total distributions		(.44)	(.42)	(.54)	(.61)
Net asset value, end of period		10.90	10.75	10.37	10.29
Total Return (%) [3]		5.51	7.87	6.09	9.53

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets		.95	.95	.95	.95
Ratio of net investment income to average net assets		3.06	3.63	5.01	6.16
Portfolio turnover rate		469.41 [4]	524.46	477.71	531.86

Net assets, end of period ($ x 1,000)		43,811	47,571	49,729	51,527

1 As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed-income securities on a scientific basis.The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 5.16% to 5.01%. Per-share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
[2] Based on average shares outstanding at each month end.
[3] Exclusive of sales charge.
[4] The portfolio turnover rate excluding mortgage dollar roll transactions was 272.57%.

8

		Year Ended December 31,
Class B	2004	2003	2002	2001 [1]	2000

Per-Share Data ($):
Net asset value, beginning of period		10.75	10.37	10.29	9.99
Investment operations: Investment income — net		.25 [2]	.30 [2]	.44 [2]	.54
Net realized and unrealized gain (loss) on investments		.25	.42	.10	.30
Total from investment operations		.50	.72	.54	.84
Distributions: Dividends from investment income — net		(.30)	(.34)	(.46)	(.54)
Dividends from net realized gain on investments		(.05)	—	—	—
Total distributions		(.35)	(.34)	(.46)	(.54)
Net asset value, end of period		10.90	10.75	10.37	10.29
Total Return (%) [3]		4.73	7.07	5.30	8.73

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets		1.70	1.70	1.70	1.70
Ratio of net investment income to average net assets		2.31	2.91	4.27	5.41
Portfolio turnover rate		469.41 [4]	524.46	477.71	531.86

Net assets, end of period ($ x 1,000)		10,309	12,470	14,172	15,069

1 As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amor tizing discount or premium on fixed-income securities on a scientific basis.The effect of this change for the period ended December 31, 2001 was to decrease net invest ment income per share by $.02, increase net realized and unrealized gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 4.42% to 4.27%. Per-share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
[2] Based on average shares outstanding at each month end.
[3] Exclusive of sales charge.
[4] The portfolio turnover rate excluding mortgage dollar roll transactions was 272.57%.

The Fund 9

FINANCIAL HIGHLIGHTS (continued)
		Year Ended December 31,
Class C	2004	2003	2002	2001 [1]	2000

Per-Share Data ($):
Net asset value, beginning of period		10.76	10.38	10.30	10.00
Investment operations: Investment income — net		.25 [2]	.31 [2]	.45 [2]	.54
Net realized and unrealized gain (loss) on investments		.25	.41	.09	.30
Total from investment operations		.50	.72	.54	.84
Distributions: Dividends from investment income — net		(.30)	(.34)	(.46)	(.54)
Dividends from net realized gain on investments		(.05)	—	—	—
Total distributions		(.35)	(.34)	(.46)	(.54)
Net asset value, end of period		10.91	10.76	10.38	10.30
Total Return (%) [3]		4.73	7.06	5.29	8.73

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets		1.70	1.70	1.70	1.70
Ratio of net investment income to average net assets		2.31	2.92	4.30	5.42
Portfolio turnover rate		469.41 [4]	524.46	477.71	531.86

Net assets, end of period ($ x 1,000)		1,692	1,980	2,245	2,834

1 As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed-income securities on a scientific basis.The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 4.44% to 4.30%. Per-share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
[2] Based on average shares outstanding at each month end.
[3] Exclusive of sales charge.
[4] The portfolio turnover rate excluding mortgage dollar roll transactions was 272.57%.

10

		Year Ended December 31,
Class R	2004	2003	2002	2001 [1]	2000

Per-Share Data ($):
Net asset value, beginning of period		10.74	10.36	10.28	9.98
Investment operations: Investment income — net		.37 [2]	.41 [2]	.56 [2]	.65
Net realized and unrealized gain (loss) on investments		.24	.41	.08	.29
Total from investment operations		.61	.82	.64	.94
Distributions: Dividends from investment income — net		(.41)	(.44)	(.56)	(.64)
Dividends from net realized gain on investments		(.05)	—	—	—
Total distributions		(.46)	(.44)	(.56)	(.64)
Net asset value, end of period		10.89	10.74	10.36	10.28
Total Return (%)		5.78	8.14	6.24	9.92

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets		.70	.70	.70	.70
Ratio of net investment income to average net assets		3.30	3.88	5.34	6.41
Portfolio turnover rate		469.41 [3]	524.46	477.71	531.86

Net assets, end of period ($ x 1,000)		2,202	3,387	3,595	4,813

1 As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amor-
tizing discount or premium on fixed-income securities on a scientific basis.The effect of this change for the period ended December 31, 2001 was to decrease net invest-
ment income per share by $.01, increase net realized and unrealized gain (loss) on investments per share by $.01 and decrease the ratio of net investment income to average net assets from 5.49% to 5.34%. Per-share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
[2] Based on average shares outstanding at each month end.
[3] The portfolio turnover rate excluding mortgage dollar roll transactions was 272.57%.

The Fund 11

Your Investment

SHAREHOLDER GUIDE

The Dreyfus Premier Funds are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described in this prospectus. Consult a representative of your plan or financial institution for further information.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and Rule 12b-1 fees for Class B and Class C shares have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions for selling shares.

Deciding which class of shares to buy

This prospectus offers Class A, B, C and R shares of the fund. The different classes represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices.When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

When you invest in Class A shares you generally pay an initial sales charge. Class A shares have lower ongoing Rule 12b-1 fees than Class B and Class C shares. Each class, except Class R shares, is subject to a Rule 12b-1 fee. Class R shares are available only to limited types of investors. Please see below for more information regarding the eligibility requirements.

A more complete description of each class follows. You should review these arrangements with your investment professional before determining which class to invest in.

	Class A	Class B	Class C	Class R

Initial sales charge	up to 4.50%	none	none	none

Ongoing distribution or service fee
(Rule 12b-1 fee)	0.25%	1.00%	1.00%	none

Contingent deferred sales charge	1% on sale of	sliding scale	1% on sale of	none

	shares bought	over six years	shares held for

	within one year		one year or less

without an initial
sales charge as
part of an
investment of
$1 million
or more

Conversion feature	no	yes	no	no

Recommended purchase maximum	none	$100,000	$1 million	none

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Class A share considerations

When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge. (See “Sales charge reductions and waivers.”)

Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class B or Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class B or Class C shares, and paying an up-front sales charge if you:

  plan to own the shares for an extended period of time, since the higher ongoing Rule 12b-1 fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge qualify for a reduced or waived sales charge

If you invest $1 million or more (and are not eligible to purchase Class R shares), Class A shares will always be the most advantageous choice.

Class A sales charges

	Sales charge	Sales charge

	as a % of	as a % of

Purchase amount	offering price	NAV

Less than $50,000	4.50%	4.70%

$50,000 to $99,999	4.00%	4.20%

$100,000 to $249,999	3.00%	3.10%

$250,000 to $499,999	2.50%	2.60%

$500,000 to $999,999	2.00%	2.00%

$1 million or more *	none	none

*	No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

Your Investment 13

SHAREHOLDER GUIDE (continued)

Sales charge reductions and waivers

To receive a reduction or waiver of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of Dreyfus Premier Funds or Founders Funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at www.dreyfus.com and in the fund’s Statement of Additional Information (SAI).

You can reduce your initial sales charge in the following ways:

  Rights of accumulation. You can count toward the amount of your investment your total account value in all share classes of the fund and certain other Dreyfus Premier Funds or Founders Funds.
  For example, if you have $1 million invested in shares of certain other Dreyfus Premier Funds or Founders Funds, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privilege at any time on written notice.
  Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in the fund and certain other Dreyfus Premier Funds or Founders Funds over a 13- month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.
  Combine with family members. You can also count toward the amount of your investment all invest- ments in certain other Dreyfus Premier Funds or Founders Funds, in any class of shares, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine pur- chases for purposes of reducing or eliminating sales charges. (See “How to Buy Shares” in the SAI.)

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

  shareholders holding Class A shares of the fund since December 19, 1994 full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates board members of Dreyfus and board members of the Dreyfus Family of Funds full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund’s distributor
  “wrap” accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund’s distributor specifying operating policies and standards qualified separate accounts maintained by an insurance company any state, county or city or instrumentality thereof; charitable organizations investing $50,000 or more in fund shares; and charitable remainder trusts
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Class B and Class C share considerations

Since you pay no initial sales charge, an investment of less than $1 million in Class B or Class C shares buys more shares than the same investment would in Class A shares. However, you will pay higher ongoing service and/or distribution fees. Over time these fees may cost you more than paying an initial sales charge on Class A shares.

Due to availability of sales charge discounts for Class A shares and the higher ongoing fees for Class B and Class C shares, the fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more and will generally not accept a purchase order for Class C shares in the amount of $1 million or more.While the fund will take reasonable steps to prevent investments of $100,000 or more in Class B shares, and $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class B shares sold within six years are subject to the following CDSCs:

Class B sales charges

CDSC as a % of
For shares	amount redeemed

sold in the:	subject to the charge

First year	4.00%

Second year	4.00%

Third year	3.00%

Fourth year	3.00%

Fifth year	2.00%

Sixth year	1.00%

Thereafter	none

Class B shares convert to Class A shares (which are subject to a lower Rule 12b-1 fee) at the end of the calendar quarter six years after the date they were purchased. If you intend to hold your shares less than six years, Class C shares will generally be more economical than Class B shares.

Class C shares redeemed within one year are subject to a 1% CDSC. Unlike Class B shares, Class C shares will never convert to Class A shares. As a result, long-term Class C shareholders may pay higher ongoing Rule 12b-1 fees over the life of their investment.

Class R share considerations

Since you pay no initial sales charge, an investment of less than $1 million in Class R shares buys more shares than the same investment would in Class A shares.There is also no CDSC imposed on purchases of Class R shares, and you do not pay any ongoing service or distribution fees.

Class R shares may be purchased by:

  a bank trust department or other financial ser- vices provider acting on behalf of its customers having a qualified trust or investment account or relationship at such institution a custodian, trustee, investment manager or other entity authorized to act on behalf of a qualified or non-qualified employee benefit plan that has entered an agreement with the fund’s distributor or a SEP-IRA

CDSC waivers

The CDSC on Class A, B, C shares may be waived in the following cases:

  permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased redemptions made within one year of death or disability of the shareholder redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70 1/2 redemptions of Class B or Class C shares through the fund’s Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually redemptions from qualified and unqualified employee benefit plans

Your Investment 15

SHAREHOLDER GUIDE (continued)
Buying shares

The net asset value (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is accepted by the fund’s transfer agent or other authorized entity. The fund’s investments generally are valued by one or more independent pricing services approved by the fund’s board or on the basis of market quotations.The pricing service’s procedures are reviewed under the general supervision of the board. If market quotations or prices from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with the procedures approved by the fund’s board. Fair value of investments may be determined by the fund’s board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate. Using fair value to price investments may result in a value that is different from a security’s most recent price and from prices used by other mutual funds to calculate their net asset values. Foreign securities held by the fund may trade on days that the fund is not open for business, thus affecting the value of the fund’s assets on days when fund investors have no access to the fund.

Orders to buy and sell shares received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

Minimum investments
	Initial	Additional

Regular accounts	$1,000	$100; $500 for Dreyfus
		TeleTransfer investments
Traditional IRAs	$750	no minimum
Spousal IRAs	$750	no minimum
Roth IRAs	$750	no minimum
Education Savings	$500	no minimum
Accounts		after the first year

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Concepts to understand

Net asset value (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund’s Class A shares are offered to the public at NAV plus a sales charge. Classes B, C and R are offered at NAV, but Classes B and C generally are subject to higher annual operating expenses and a CDSC.

16

Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the fund’s transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or refer to the SAI for additional details.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

  if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares
Limitations on selling shares
by phone or online

Proceeds	Minimum	Maximum
sent by	phone/online	phone/online

Check*	no minimum	$250,000 per day

Wire	$1,000	$500,000 for joint
		accounts every 30 days/
		$20,000 per day

Dreyfus	$500	$500,000 for joint
TeleTransfer		accounts every 30 days/
		$20,000 per day

*	Not available online on accounts whose address has been changed within the last 30 days.

Small account policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; IRA accounts; Education Savings Accounts; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

Your Investment 17

SHAREHOLDER GUIDE (continued)
General policies

Unless you decline teleservice privileges on your application, the fund’s transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund’s transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors.

Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs.As a result, Dreyfus and the fund’s board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund reserves the right to:

  change or discontinue its exchange privilege, or temporarily suspend the privilege during unusu- al market conditions change its minimum investment amounts
  delay sending out redemption proceeds for up to seven days (generally applies only during unusu- al market conditions or in cases of very large redemptions or excessive trading)
  “redeem in kind,” or make payments in securi- ties rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund’s assets)
  refuse any purchase or exchange request, includ- ing those from any individual or group who, in Dreyfus’ view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading.A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor’s trading history in other accounts under common ownership or control, in other Dreyfus, Dreyfus/Founders and Mellon Funds Trust funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor’s future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade.At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, con-trol or perceived affiliation.

18

Dreyfus’ ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the selling agreements between the distributor and financial intermediaries include obligations to comply with all applicable federal and state securities laws and rules, regulations, requirements and conditions of all applicable regulatory and self-regulatory agencies or authorities. More-over, the intermediaries agree that the fund’s procedures relating to all orders and the handling thereof will be subject to the terms of the prospectus and the distributor’s written instructions. In order to seek assurances that such intermediaries comply with rules and regulations, all intermediaries, including those whose trades occur through omnibus accounts, have been sent written reminders of their obligations under the selling agreements, specifically highlighting rules relating to late trading. Further, all intermediaries have been requested in writing to notify the distributor immediately if, for any reason, they cannot meet their commitment to make fund shares available in accordance with the terms of the prospectus and relevant rules and regulations.

Although these policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges and automatic non-discre-tionary rebalancing programs approved in writing by Dreyfus generally are not considered to be frequent trading.

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

• requests to send the proceeds to a different payee or address Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

Your Investment 19

DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends monthly and distributes capital gains annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise.There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including interest income and distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your redemption of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive upon redemption.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax advisor before investing.

20

SERVICES FOR FUND INVESTORS

The third party through whom you purchased fund shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions.You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.

For investing

Dreyfus Automatic	For making automatic investments
Asset Builder®	from a designated bank account.

Dreyfus Payroll	For making automatic investments

Savings Plan	through a payroll deduction.

Dreyfus Government	For making automatic investments
Direct Deposit	from your federal employment,
Privilege	Social Security or other regular
federal government check.

Dreyfus Dividend	For automatically reinvesting the
Sweep	dividends and distributions from
the fund into another Dreyfus fund
or certain Founders-advised funds
(not available for IRAs).

For exchanging shares

Dreyfus Auto-	For making regular exchanges from
Exchange Privilege	the fund into another Dreyfus fund
or certain Founders-advised funds.

For selling shares

Dreyfus Automatic	For making regular withdrawals
Withdrawal Plan	from most Dreyfus funds. There will
be no CDSC on Class B or Class C
shares, as long as the amount of any
withdrawal does not exceed on an
annual basis 12% of the greater of
the account value at the time of the
first withdrawal under the plan,
or at the time of the subsequent
withdrawal.

Exchange privilege

You can exchange shares worth $500 or more

(no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Premier fund or Founders-advised fund. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative.

Reinvestment privilege

Upon written request, you can reinvest up to the number of Class A or B shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Account statements

Every fund investor automatically receives regular account statements.You’ll also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Your Investment 21

To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611.

Make checks payable to: The Dreyfus Family of Funds.

Concepts to understand

Wire transfer: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions are subject to a $1,000 minimum.

Electronic check: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

22

Your Investment 23

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: The Dreyfus Trust Company, Custodian.

24

NOTES

For More Information

Dreyfus Premier Managed Income Fund
A series of The Dreyfus/Laurel Funds Trust
SEC file number: 811-5240

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund’s performance, lists portfolio holdings and contains a letter from the fund’s manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund’s performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, on its website at www.dreyfus.com, under Mutual Fund Center – Dreyfus Mutual Funds –Mutual Fund Total Holdings.The information will be posted with a one-month lag and will remain accessible until the fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the fund will publicly disclose on the website its complete schedule of portfolio holdings as of the end of such quarter.

A complete description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available (i) in the fund’s SAI, and (ii) on the fund’s website at www.dreyfus.com.

To obtain information:
By telephone
Call your financial representative or 1-800-554-4611
By mail Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
On the Internet Text-only versions of certain fund
documents can be viewed online or downloaded from:
http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

© 2005 Dreyfus Service Corporation

______________________________________________________________________________

DREYFUS PREMIER MANAGED INCOME FUND
CLASS A, CLASS B, CLASS C AND CLASS R SHARES
PART B
(STATEMENT OF ADDITIONAL INFORMATION)

MAY 1, 2005

     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Premier Managed Income Fund (the “Fund”), dated May 1, 2005, as it may be revised from time to time. The Fund is a separate, diversified portfolio of The Dreyfus/Laurel Funds Trust (the “Trust”), an open-end management investment company, known as a mutual fund, that is registered with the Securities and Exchange Commission (“SEC”). To obtain a copy of the Fund's Prospectus, please call your financial adviser, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit the Dreyfus.com website, or call one of the following numbers:

Call Toll Free 1-800-554-4611
In New York City -- Call 1-718-895-1206
Outside the U.S. -- Call 516-794-5452

     The financial statements for the fiscal year ended December 31, 2004, including notes to the financial statements and supplementary information and the Report of Independent Registered Public Accounting Firm are included in the Annual Report to Shareholders. A copy of the Annual Report accompanies this Statement of Additional Information. The financial statements, included in the Annual Report, and the Report of the Independent Registered Public Accounting Firm thereon contained therein, and related notes, are incorporated herein by reference.

DESCRIPTION OF THE FUND/TRUST

     The Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on March 30, 1979. The Trust is an open-end management investment company comprised of separate portfolios, including the Fund, each of which is treated as a separate fund. The Fund is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer, nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

The Dreyfus Corporation (“Dreyfus”) serves as the Fund’s investment adviser.

Dreyfus Service Corporation (the “Distributor”) is the distributor of the Fund’s shares.

Certain Portfolio Securities

     The following information regarding the securities that the Fund may purchase supplements that found in the Fund’s Prospectus.

     Corporate Obligations. The Fund may invest in corporate obligations rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or higher by Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“S&P”), or Fitch Ratings (“Fitch”) or if unrated, of comparable quality as determined by Dreyfus. Securities rated BBB by S&P or Fitch or Baa by Moody’s are considered by those rating agencies to be “investment grade” securities, although Moody’s considers securities rated Baa to have speculative characteristics. Further, while bonds rated BBB by S&P exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher rated categories. The Fund may also invest up to 35% of its total assets in obligations rated below the four highest ratings of Moody’s, S&P or Fitch with no minimum rating required, or comparable unrated securities. Such securities, which are considered to have speculative characteristics, include securities rated in the lowest rating categories of Moody’s, S&P or Fitch (commonly known as “junk bonds”) which are extremely speculative and may be in default with respect to payment of principal or interest. See “Low-Rated Securities.”

     Government Obligations. The Fund may invest in U.S. Government securities that are direct obligations of the U.S. Treasury, or that are issued by agencies and instrumentalities of the U.S. Government and supported by the full faith and credit of the U.S. Government. These include Treasury notes, bills and bonds and securities issued by the Government National Mortgage Association (“GNMA”), the Federal Housing Administration, the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration, the General Services Administration, the Maritime Administration and the Small Business Administration.

     The Fund may also invest in U.S. Government securities that are not supported by the full faith and credit of the U.S. Government. These include securities issued by the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Home Loan Banks, Tennessee Valley Authority, Student Loan Marketing Association and District of Columbia Armory Board. Because the U.S. Government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only when Dreyfus determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

     GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans are made by mortgage bankers, commercial banks, savings and loan associations, and other lenders and are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by the full faith and credit of the U.S. Government. Although the mortgage loans in a pool underlying a GNMA Certificate will have maturities of up to 30 years, the average life of a GNMA Certificate will be substantially less because the mortgages will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the GNMA Certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the GNMA Certificates. Reinvestment of prepayments may occur at higher or lower rates than the original yield of the Certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA Certificates, with underlying mortgages bearing higher interest rates can be less effective than typical non-callable bonds of similar maturities at locking in yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

     FNMA and FHLMC are Government sponsored corporations owned by private stockholders. Each is subject to general regulation by an office of the Department of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved sellers/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA and FHLMC are guaranteed by those entities as to payment of principal and interest.

     Mortgage-Backed Securities. The mortgage-backed securities in which the Fund will invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as GNMA, FNMA and FHLMC, as well as by private issuers such as commercial banks, savings institutions, mortgage bankers and private mortgage insurance companies. Interests in pools of mortgage backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid. Additional payment may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. Some mortgage backed securities are described as “modified pass-through.” These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments. Prompt payment of principal and interest on GNMA mortgage pass-through certificates is backed by the full faith and credit of the United States. FNMA guaranteed mortgage pass-through certificates and FHLMC participation certificates are solely the obligations of those entities but are supported by the discretionary authority of the U.S. Government to purchase the agencies’ obligations. Mortgage pools created by private organizations generally offer a higher rate of interest than governmental and government-related pools because there are no direct or indirect guarantees of payments in the former pools. Timely payment of interest and principal in these pools, however, may be supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies.

     Collateralized mortgage obligations (“CMOs”) are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. CMO structuring is accomplished by stripping out portions of the cash flows (comprised of principal and interest payments) on the underlying mortgage assets and prioritizing the payments of those cash flows. In the most extreme case, one class will be a “principal-only” (PO) security, the holder of which receives the principal payments made by the underlying mortgage-backed security. CMOs may be structured in other ways that, based on mathematical modeling or similar techniques, are expected to provide certain results. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of a CMO class, and the ability of a structure to provide the anticipated investment characteristics, may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

     An issue of CMOs tends to be backed by a larger number of mortgages than GNMA, FNMA or FHLMC certificates, thus allowing greater statistical prediction of prepayment characteristics. Interest and principal payments on the mortgages underlying any series will first be applied to meet the interest payment requirements of each class in the series other than any class in respect of which interest accrues but is not paid or any principal only class. Then, principal payments on the underlying mortgages are generally applied to pay the principal amount of the class that has the earliest maturity date. Once that class is retired, the principal payments on the underlying mortgages are applied to the class with the next earliest maturity date. This is repeated until all classes are paid. Therefore, while each class of CMOs remains subject to prepayment as the underlying mortgages prepay, structuring several classes of CMOs in the stream of principal payments allows one to more closely estimate the period of time when any one class is likely to be repaid.

     Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate of another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater’s price will be considerably more volatile than that of a fixed-rate bond. For example, an issuer may decide to issue two variable rate instruments instead of a single long-term, fixed-rate bond. The interest rate on one instrument reflects short-term interest rates, while the interest rate on the other instrument (the inverse floater) reflects the approximate rate the issuer would have paid on a fixed-rate bond, multiplied by two, minus the interest rate paid on the short-term instrument. The market for inverse floaters is relatively new.

     To the extent that the Fund purchases mortgage-related securities at a premium, mortgage foreclosures pre-payments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund’s principal investment to the extent of the premium paid. The yield of a Fund that invests in mortgage-related securities may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

     The Fund expects that U.S. Government or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage backed securities are developed and offered to investors, the Fund will, consistent with its investment objective and policies, consider making investments in such new types of securities.

     Other Asset–Backed Securities. The Fund may also invest in non-mortgage backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Non-mortgage backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. Non-mortgage backed securities will be purchased by the Fund only when such securities are readily marketable and generally will have remaining estimated lives at the time of purchase of 5 years or less.

     The purchase of non-mortgage backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue non-mortgage backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the non-mortgage backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the non-mortgage backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the non-mortgage backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related non-mortgage backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card thereby reducing the amounts paid on such receivables. In addition, unlike most other non-mortgage backed securities, credit card receivables are unsecured obligations of the card holder.

     Dreyfus intends to limit its purchases of mortgage backed securities issued by certain private organizations and non-mortgage backed securities to securities that are readily marketable at the time of purchase.

     Low-Rated Securities. The Fund may invest in low-rated and comparable unrated securities (collectively referred to in this discussion as “low-rated” securities). Low-rated securities will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions. Low-rated securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. While the market values of low-rated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain low-rated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, low-rated securities generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because low-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for low-rated securities may diminish the Fund’s ability to obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value (“NAV”).

     The ratings of the various nationally recognized statistical rating organizations (“NRSROs”), such as Moody's, S&P and Fitch, generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of the securities. Although Dreyfus uses these ratings as a criterion for the selection of securities for the Fund, Dreyfus also relies on its independent analysis to evaluate potential investments for the Fund. The Fund's achievement of its investment objective may be more dependent on Dreyfus' credit analysis of low-rated securities than would be the case for a portfolio of higher-rated securities.

     Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that an NRSRO might not timely change its ratings of a particular issue to reflect subsequent events. None of these events will require the sale of the securities by the Fund, although Dreyfus will consider these events in determining whether the Fund should continue to hold the securities. To the extent that the ratings given by an NRSRO for securities may change as a result of changes in the rating systems or due to a corporate reorganization of the NRSRO, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment objective and policies of the Fund. The Appendix to this Statement of Additional Information describes the ratings used by Moody’s, S&P and Fitch.

     Portfolio Securities Ratings. The average distribution of investments of the Fund in corporate bonds by ratings for the fiscal year ended December 31, 2004, calculated monthly on a dollar weighted basis, was as follows:

Moody’s	S&P	Percentage
Aaa	AAA
_____ %
Aa	AA
_____ %
A	A
_____ %
Baa	BBB
_____
%
Ba	BB
_____ %
B	B
_____ %
NR	NR
_____%*
_____
%**

*	These unrated securities have been determined by Dreyfus to be of comparable quality to securities rated as follows: Ba/BB ( _____ %).

**	The Fund also owns convertible preferred stocks rated Baa/BBB ( _____ %) and convertible bonds rated Baa/BBB ( _____ %).

     The actual distribution of the Fund’s corporate bond investments by ratings on any given date will vary, and the distribution of the Fund’s investments by ratings as set forth above should not be considered as representative of the Fund’s future portfolio composition.

     Inflation-Indexed Bonds. The Fund may invest in inflation-indexed bonds, which are fixed-income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

     Inflation-indexed securities issued by the U.S. Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

     The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

     Convertible Securities. The Fund may purchase convertible securities which may be converted into or exchanged for a specified number of shares of common stock of the same or a different issuer within a specified period of time and at a specified price or formula. Convertible securities are senior to common stock in a corporation's capital structure, but may be subordinated to non-convertible debt securities. Before conversion, convertible securities ordinarily provide a stable stream of income with yields generally higher than those on common stock, but lower than those on non-convertible debt securities of similar quality. In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). The market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock rises, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer. The Fund does not invest in common stocks and does not intend to exercise conversion rights for any convertible security that it may hold and will sell any common stocks received upon the conversion of convertible securities as promptly as it can and in a manner that it believes will reduce its risk of loss in connection with the sale.

     Preferred Stock. The Fund may also purchase preferred stock, which is a class of capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. In general, the market value of preferred stock is its "investment value," or its value as a fixed-income security. Accordingly, the market value of preferred stock generally increases when interest rates decline and decreases when interest rates rise, but, as with debt securities, is also affected by the issuer's ability to make payments on the preferred stock.

     Repurchase Agreements. The Fund may enter into repurchase agreements with U.S. Government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with such other brokers or dealers that meet the Fund’s credit guidelines. This technique offers a method of earning income on idle cash. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The Fund's resale price will be in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. Repurchase agreements may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than one year. The Fund will always receive as collateral securities whose market value including accrued interest is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement, including interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of a security which is the subject of a repurchase agreement, realization upon the collateral by the Fund may be delayed or limited. The Fund seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligors under repurchase agreements, in accordance with the Fund’s credit guidelines.

     Commercial Paper. The Fund may invest in commercial paper. These instruments are short-term obligations issued by banks and corporations that have maturities ranging from 2 to 270 days. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper of U.S. and foreign companies rated at the time of purchase at least A-1 by S&P, Prime-1 by Moody’s or F1 by Fitch. For a description of ratings, see the Appendix.

     Bank Obligations. The Fund is permitted to invest in high-quality, short-term money market instruments. The Fund may invest temporarily, and without limitation, in such instruments when, in Dreyfus' opinion, a “defensive” investment posture is warranted.

     Certificates of deposit are short-term negotiable obligations of commercial banks; time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates; and bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, all banks whose certificates of deposit may be purchased by the Fund are insured by the FDIC and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of governmental regulations, domestic branches of foreign banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulations designed to promote financial soundness.

     Bank certificates of deposit and bankers’ acceptances in which the Fund may invest are limited to U.S. dollar-denominated instruments of domestic banks, including their branches located outside the United States and of domestic branches of foreign banks. In addition, the Fund may invest in U.S. dollar-denominated, non-negotiable time deposits issued by foreign branches of domestic banks and London branches of foreign banks; and negotiable certificates of deposit issued by London branches of foreign banks. The foregoing investments may be made provided that the bank has capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million as of the date of investment.

     The Fund may invest in Eurodollar certificates of deposit (“ECDs”), Eurodollar time deposits (“ETDs”) and Yankee Dollar certificates of deposit (“Yankee CDs”). ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are U.S. dollar-denominated time deposits in a foreign branch of a U.S. bank or a foreign bank. Yankee CDs are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. The Fund may also invest in Eurodollar bonds and notes which are obligations that pay principal and interest in U.S. dollars held in banks outside the United States, primarily in Europe. All of these obligations are subject to somewhat different risks than are the obligations of domestic banks or issuers in the United States. See “Foreign Securities.”

     Obligations of foreign branches of domestic banks may be general obligations of the parent bank in addition to the issuing branch or may be limited by the terms of a specific obligation and by governmental regulations. Payment of interest and principal upon obligations of foreign banks and foreign branches of domestic banks may be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). Examples of such action would be the imposition of currency controls, interest limitations, seizure of assets, or the declaration of a moratorium. Evidence of ownership of portfolio securities may be held outside of the United States, and the Fund may be subject to the risks associated with the holdings of such property overseas.

     Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation as well as by governmental action in the countries in which the foreign bank has its head office. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

     Foreign Securities. The Fund may purchase securities of foreign issuers and may invest in foreign currencies and obligations of foreign branches of domestic banks and domestic branches of foreign banks. Investment in such foreign currencies, securities and obligations presents certain risks, including those resulting from fluctuations in currency exchange rates, adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the return on such securities. Foreign securities held by the Fund may trade on days that the Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund shareholders may not be able to buy or sell Fund shares.

     Securities of Emerging Markets Issuers. The Fund may invest in companies whose principal activities are in, or governments of, emerging markets. Emerging markets will include any countries (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the World Bank; or (iii) listed in World Bank publications as developing. Currently, the countries not included in these categories are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States. Issuers whose principal activities are in countries with emerging markets include issuers: (1) organized under the laws of, (2) whose securities have their primary trading market in, (3) deriving at least 50% of their revenues or profits from goods sold, investments made, or services performed in, or (4) having at least 50% of their assets located in a country with, an emerging market. In emerging markets, the Fund may purchase debt securities issued or guaranteed by foreign governments, including participation in loans between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued or guaranteed by foreign governments ("Sovereign Debt Obligations"). These include Brady Bonds, Structured Securities, and Loan Participations and Assignments (as defined below).

Brady Bonds--Brady Bonds are debt obligations created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady.

     Brady Bonds have been issued only relatively recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated). They are actively traded in the over-the-counter secondary market.

     Collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds, which are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to Collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Structured Securities--Structured Securities are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of Sovereign Debt Obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly-issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

     The Fund is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.

     Certain issuers of Structured Securities may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). As a result, the Fund's investment in these Structured Securities may be limited by the restrictions contained in the 1940 Act. See "Other Investment Companies" below.

Loan Participations and Assignments--The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of Sovereign Debt Obligations and one or more financial institutions ("Lenders"). The Fund's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. The government that is the borrower on the Loan will be considered by the Fund to be the issuer of a Participation or Assignment. The Fund's investment in Participations typically will result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation, but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher (i.e., Baa/BBB or higher).

     When the Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain Sovereign Debt Obligations is restricted by the governing documentation as to the nature of the assignee, such that the only way in which the Fund may acquire an interest in a Loan is through a Participation and not an Assignment. The Fund may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no established secondary market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of an established secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value. The Fund may not invest more than 15% of the value of its net assets in Loan Participations and Assignments that are illiquid, and in other illiquid securities.

     Investing in Sovereign Debt Obligations of Emerging Market Countries. No established secondary markets may exist for many of the Sovereign Debt Obligations in which the Fund will invest. Reduced secondary market liquidity may have an adverse effect on the market price and the Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain Sovereign Debt Obligations also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many Sovereign Debt Obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

     The Sovereign Debt Obligations in which the Fund will invest in most cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of Sovereign Debt Obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

     The Fund is permitted to invest in Sovereign Debt Obligations that are not current in the payment of interest or principal or are in default, so long as Dreyfus believes it to be consistent with the Fund's investment objective. The Fund may have limited legal recourse in the event of a default with respect to certain Sovereign Debt Obligations it holds. Bankruptcy, moratorium and other similar laws applicable to issuers of Sovereign Debt Obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of Sovereign Debt Obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

     The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of a country's trading partners also could adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

     To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

     Another factor bearing on the ability of a country to repay Sovereign Debt Obligations is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its Sovereign Debt Obligations.

     Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Fund will invest and could adversely affect the Fund's assets should these conditions or events recur.

     Foreign investment in certain Sovereign Debt Obligations is restricted or controlled to varying degrees. These restrictions or controls at times may limit or preclude foreign investment in certain Sovereign Debt Obligations and increase the costs and expenses of the Fund. Certain countries in which the Fund will invest require governmental approval prior to investment by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

     Certain countries other than those on which the Fund initially will focus its investments may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

     Discount Obligations. A significant portion of the Fund's investments may be in (i) securities (including most Brady Bonds) which were initially issued at a discount from their face value (collectively, "Discount Obligations") and (ii) securities purchased by the Fund at a price less than their stated face amount or, in the case of Discount Obligations, at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount." The amount of original issue discount and/or market discount on obligations purchased by the Fund may be significant, and accretion of market discount together with original issue discount, will cause the Fund to realize income prior to the receipt of cash payments with respect to these securities. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

     Illiquid Investments. The Fund will not knowingly invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements and time deposits with maturities in excess of seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). The Fund may invest in commercial obligations issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (“Section 4(2) paper”). The Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended, but that can be sold to qualified institutional buyers in accordance with Rule 144A under that Act (“Rule 144A securities”). Liquidity determinations with respect to Section 4(2) paper and Rule 144A securities will be made by the Trust’s Board of Trustees (the “Board” or “Trustees” or “Board of Trustees”) or by Dreyfus pursuant to guidelines established by the Board. The Board or Dreyfus will consider availability of reliable price information and other relevant information in making such determinations. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or an exemption therefrom. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a recent development and it is not possible to predict how this market will mature. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from the Fund or other holders.

     Municipal Obligations. Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, and certain specified entities, generally to obtain funds for various public purposes, and include certain industrial development bonds issues by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the municipal obligation’s interest rate will change directly or inversely to changes in interest or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligation and purchased and sold separately. The Fund also may acquire call options to protect the Fund from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity.

     While in general, municipal obligations are tax-exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain municipal obligations are taxable obligations offering yields comparable to, and in some cases greater than, the yields available on other permissible Fund investments. Dividends received by shareholders on Fund shares which are attributable to interest income received by the Fund from municipal obligations generally will be subject to Federal income tax. The Fund may invest in municipal obligations generally will be subject to Federal income tax. The Fund may invest in municipal obligations, the ratings of which correspond with the ratings of other permissible Fund investments. The Fund currently intends to invest no more than 5% of its assets in municipal obligations. However, this percentage may be varied from time to time without shareholder approval.

     Other Investment Companies. The Fund may invest in securities issued by other investment companies. Under the 1940 Act, the Fund’s investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in the aggregate. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. The Fund also may invest its uninvested cash reserves, or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund’s securities lending program, in shares of one or more money market funds advised by Dreyfus. Such investments will not be subject to the limitations described above, except that the Fund’s aggregate investment of uninvested cash reserves in such money market funds may not exceed 25% of its total assets. See “Loans of Fund Securities.”

Investment Techniques

     In addition to the principal investment strategies discussed in the Fund’s Prospectus, the Fund also may engage in the investment techniques described below. The Fund might not use, or may not have the ability to use, any of these strategies and there can be no assurance that any strategy that is used will succeed.

     Borrowing. The Fund is authorized, within specified limits, to borrow money for temporary administrative purposes and to pledge its assets in connection with such borrowings.

     When-Issued Securities and Delayed Delivery Transactions. New issues of U.S. Treasury and Government securities are often offered on a “when-issued” basis. This means that delivery and payment for the securities normally will take place approximately 7 to 45 days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a “when-issued” basis are each fixed at the time the buyer enters into the commitment. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high-grade debt securities equal to the amount of the above commitments will be segregated on the Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund.

     Securities purchased on a “when-issued” basis and the securities held by the Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income the Fund remains substantially fully invested at the same time that it has purchased securities on a “when-issued” basis, there will be a greater possibility of fluctuation in the Fund's NAV.

     When payment for “when-issued” securities is due, the Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities and/or, although it would not normally expect to do so, from the sale of the “when-issued” securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

     To secure advantageous prices or yields, the Fund may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The Fund will establish a segregated account consisting of permissible liquid assets in an amount at least equal at all times to the amounts of its delayed delivery commitments.

     Derivatives. In addition to mortgage-related securities and asset-backed securities, the Fund may invest in, or enter into, other derivatives, such as options, futures, options on futures, swaps and custodial receipts, for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.

     If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

     Neither the Company nor any Fund will be a commodity pool. In addition, the Company has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, Dreyfus will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Futures Transactions--In General. The Fund may enter into futures contracts in U.S. domestic markets, or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that the Fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include commodities which are traded on domestic exchanges or those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

     Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

     Successful use of futures by a Fund also is subject to Dreyfus' ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the position being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

     Pursuant to regulations and/or published positions of the SEC, the Fund may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

Specific Futures Transactions. The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

     The Fund may purchase and sell currency futures. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

     The Fund may purchase and sell stock index futures contracts. A stock index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

Interest Rate Swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed-rate payments). The exchange commitments can involve payments to be made in the same currency or in different currencies. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If Dreyfus is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if Dreyfus is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Credit Derivatives. The Fund may engage in credit derivative transactions, such as those involving default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If Dreyfus is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if Dreyfus is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of credit derivative transactions that may be entered into by the Fund. The Fund's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option hedged.

Custodial Receipts. The Fund may purchase custodial receipts representing the right to receive certain future principal and/or interest payments on a basket of securities which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of securities deposits such securities obligations with a custodian in exchange for custodial receipts. These custodial receipts typically are sold in private placements and are designed to provide investors with pro rata ownership of a portfolio of underlying securities.

Options--In General. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

     A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions. The Fund may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

     The Fund may purchase cash-settled options on swaps in pursuit of their respective investment objective. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

     Successful use by the Fund of options will be subject to the ability of Dreyfus to predict correctly movements in the prices of individual securities, the stock market generally, foreign currencies or interest rates. To the extent such predictions are incorrect, the Fund may incur losses.

Forward Roll Transactions. To enhance current income, the Fund may enter into forward roll transactions with respect to mortgage-related securities. The Fund will only enter into covered rolls. In a forward roll transaction, the Fund sells a mortgage-related security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed upon price. The securities that are purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories than those sold. During the period between the sale and purchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale typically will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale will be expected to generate income for the Fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the purchase price of those securities. The Fund will segregate permissible liquid assets at least equal to the amount of the repurchase price (including accrued interest).

     Loans of Fund Securities. The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund may call the loan to vote proxies if a material issue affecting the Fund’s investment is to be voted upon. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund’s total assets (including the value of all assets received as collateral for the loan). The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. The Fund may participate in a securities lending program operated by Mellon Bank, N.A., as lending agent (the “Lending Agent”). The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Dreyfus to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this by limiting the investment of cash collateral to money market funds advised by Dreyfus, repurchase agreements or other high quality instruments with short maturities.

     Currency Transactions. The Fund may engage in currency exchange transactions as a means of managing certain risks associated with purchasing and selling securities denominated in foreign securities. Generally, the currency exchange transactions of the Fund will be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the currency exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than 0.1% due to the cost of converting from one currency to another. The Fund also may deal in forward exchanges between currencies of the different countries in which it invests as a hedge against possible variations in the exchange rates between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

     Dealings in forward currency exchanges by the Fund are limited to hedging involving either specific transactions or aggregate portfolio positions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in such currency. The Fund will not speculate in forward currency exchanges. The Fund may position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currently convertible into that particular currency. If the Fund enters into a position hedging transaction, its custodian or sub-custodian bank will place cash or readily marketable securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Dreyfus. The Fund will not enter into a position hedging commitment if, as a result thereof, the Fund would have more than 15% of the value of its total assets committed to such contracts. The Fund will not enter into a forward contract with a term of more than one year.

     It may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in currency exchanges are usually conducted on a principal basis, no fees or commissions are involved.

     At or before the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the currency, or it may retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the currency. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The use of forward currency contracts by the Fund will be limited to the transactions described above. The Fund is not required to enter into such transactions with regard to its portfolio securities, regardless of currency denomination, and will not do so unless deemed appropriate by Dreyfus. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. In addition, although forward currency contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of the currency increase.

     Because the Fund invests in foreign securities, the Fund will hold from time to time various foreign currencies pending its investment in foreign securities or conversion into U.S. dollars. Although the Fund values its assets daily in terms of U.S. dollars, it does not convert its holdings of foreign currencies into U.S. dollars on a daily basis. When converting foreign currencies to U.S. dollars, the Fund may incur costs of currency conversion. A foreign exchange dealer does not charge a fee for conversion, but it does realize a profit based on the difference, which is known as the spread, between the prices at which the dealer is buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     Master/Feeder Option. The Trust may in the future seek to achieve the Fund’s investment objective by investing all of the Fund’s assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of the Fund will be given at least 30 days’ prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interest of the Fund and its shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although the Fund believes that the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.

     Certain Investments. From time to time, to the extent consistent with its investment objective, policies and restrictions, the Fund may invest in securities of companies with which Mellon Bank, N.A. (“Mellon Bank”), an affiliate of Dreyfus, has a lending relationship.

Investment Restrictions

     Fundamental. The following limitations have been adopted by the Fund. The Fund may not change any of these fundamental investment limitations without the consent of: (a) 67% or more of the shares present at a meeting of shareholders duly called if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund, whichever is less. The Fund may not:

     1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments of domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks.)

     2. Borrow money or issue senior securities as defined in the 1940 Act, except that (a) the Fund may borrow money in an amount not exceeding one-third of the Fund's total assets at the time of such borrowing, and (b) the Fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

     3. Make loans or lend securities, if as a result thereof more than one-third of the Fund's total assets would be subject to all such loans. For purposes of this restriction, debt instruments and repurchase agreements shall not be treated as loans.

     4. Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting.

     5. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in the real estate business or invest or deal in real estate or interests therein).

     6. Purchase or sell commodities, except that the Fund may enter into futures contracts and related options, forward currency contracts and other similar instruments.

7. Purchase with respect to 75% of the Fund's total assets securities of any issuer

(other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objective, policies, and limitations as the Fund.

     Non-fundamental. The Fund has adopted the following additional non-fundamental restrictions. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy.

     1. The Fund will not purchase or retain the securities of any issuer if the officers, directors or Trustees of the Trust, its advisers, or managers owning beneficially more than one half of one percent of the securities of each issuer together own beneficially more than 5% of such securities.

     2. The Fund will not purchase securities of issuers (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof), including their predecessors, that have been in operation for less than three years, if by reason thereof the value of the Fund's investment in such securities would exceed five percent of the Fund's total assets. For purposes of this limitation, sponsors, general partners, guarantors and originators of underlying assets may be treated as the issuer of a security.

     3. The Fund will not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets except that: (a) this restriction shall not apply to standby commitments, and (b) this restriction shall not apply to the Fund's transactions in futures contracts and options.

     4. The Fund will not purchase warrants if at the time of such purchase: (a) more than 5% of the value of the Fund's assets would be invested in warrants, or (b) more than 2% of the value of the Fund's assets would be invested in warrants that are not listed on the New York or American Stock Exchange (for purposes of this restriction, warrants acquired by the Fund in units or attached to securities will be deemed to have no value).

     5. The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, and other securities which are not readily marketable. For purposes of this restriction, illiquid securities shall not include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and securities which may be resold under Rule 144A under the Securities Act of 1933, as amended, provided that the Board of Trustees, or its delegate, determines that such securities are liquid, based upon the trading markets for the specific security.

     6. The Fund may not invest in securities of other investment companies, except to the extent permitted by the 1940 Act.

     7. The Fund will not purchase oil, gas or mineral leases (the Fund may, however, purchase and sell the securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals).

     8. The Fund shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amounts to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     9. The Fund shall not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

     10. The Fund shall not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

     As an operating policy, the Fund will not invest more than 25% of the value of its total assets, at the time of purchase, in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks. The Board of Trustees may change this policy without shareholder approval. Notice will be given to shareholders if this policy is changed by the Board.

     If a percentage restriction is adhered to at the time of an investment, a later change in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction. With respect to Fundamental Investment Restriction No. 2, however, if borrowings exceed 33-1/3% of the value of the Fund’s total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.

     The Trust and Dreyfus have received an exemptive order from the SEC which, among other things, permits the Fund to use cash collateral received in connection with lending the Fund’s securities and other uninvested cash to purchase shares of one or more registered money market funds advised by Dreyfus in excess of the limitations imposed by the 1940 Act.

     If the Fund’s investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of the shareholder’s then-current position and needs.

MANAGEMENT OF THE FUND/TRUST

     The Board is responsible for the management and supervision of the Fund, and approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:

The Dreyfus Corporation	Investment Adviser
Dreyfus Service Corporation	Distributor
Dreyfus Transfer, Inc	Transfer Agent
Mellon Bank, N.A	Custodian

Trustees of the Trust

     Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships and affiliations, are shown below. Each of the Trustees also serves as a Director of the Dreyfus/Laurel Funds, Inc. and as a Trustee of The Dreyfus/Laurel Tax-Free Municipal Funds (collectively, with the Trust, the “Dreyfus/Laurel Funds”) and Dreyfus High Yield Strategies Fund.

Name (Age)	Principal Occupation
Position with Trust (Since)	During Past 5 Years	Other Board Memberships and Affiliations

Joseph S. DiMartino (61)	Corporate Director and Trustee	The Muscular Dystrophy Association,
Chairman of the Board		Director
(1999)		Levcor International, Inc., an apparel fabric
processor, Director
Century Business Services, Inc., a provider
of outsourcing functions for small and
medium size companies, Director
The Newark Group, a provider of a national
market of paper recovery facilities,

None of the Trustees are “interested persons” of the Trust, as defined in the 1940 Act.

Name (Age)	Principal Occupation
Position with Trust (Since)	During Past 5 Years	Other Board Memberships and Affiliations

paperboard mills and paperboard
converting plants, Director
Azimuth Trust, an institutional asset management
firm, Member of Board of Managers and Advisory
Board, Director

James M. Fitzgibbons (70)	Chairman of the Board, Davidson Cotton	Bill Barnett Company,
Board Member	Company (1998-2002)	an oil and gas exploration company, Director
(1994)

J. Tomlinson Fort (76)	Retired; Of Counsel, Reed Smith LLP	Allegheny College, Trustee
Board Member	(1998 – January 2004)	Pittsburgh Ballet Theatre, Trustee
(1994)		American College of Trial Lawyers, Fellow

Kenneth A. Himmel (58)	President and CEO, Related Urban	-
Board Member	Development, a real estate development
(1988)	company (1996-Present)

President and CEO, Himmel & Company, a
real estate development company (1980-
Present)

CEO, American Food Management,
a restaurant company (1983-Present)

Stephen J. Lockwood (57)	Chairman of the Board, Stephen J.	BDML Holdings, an insurance company,
Board Member	Lockwood and Company LLC, an	Chairman of the Board
(1993)	investment company (2000 - Present)	Affiliated Managers Group, an
investment management company, Director
Chairman of the Board and CEO,
LDG Reinsurance Corporation
(1977-2000)

Roslyn M. Watson (55)	Principal, Watson Ventures, Inc.,	American Express Centurion Bank,
Board Member	a real estate investment company	Director
(1992)	(1993 - Present)	The Hyams Foundation Inc., a Massachusetts
Charitable Foundation, Trustee
National Osteoporosis Foundation, Trustee

Benaree Pratt Wiley (58)	President and CEO, The Partnership, an	Boston College, Trustee
Board Member	organization dedicated to increasing the	The Greater Boston Chamber of
(1998)	representation of African Americans in	Commerce, Director
positions of leadership, influence and
decision-making in Boston, MA (1991 -
Present)
Commonwealth Institute, Director
Efficacy Institute, Director
PepsiCo African - American,
Advisory Board
The Boston Foundation, Director
Harvard Business School Alumni Board, Director

     Board members are elected to serve for an indefinite term. The Trust has standing audit, nominating and compensation committees, each comprised of its Board members who are not "interested persons" of the Trust, as defined in the 1940 Act. The function of the audit committee is (i) to oversee the Trust's accounting and financial reporting processes and the audits of the Fund’s financial statements and (ii) to assist in the Board's oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the independent registered public accounting firm’s qualifications, independence and performance. The Trust's nominating committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors listed in the Nominating Committee Charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of each Fund and its shareholders. The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Trust, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166, which includes information regarding the recommended nominee as specified in the Nominating Committee Charter. The function of the compensation committee is to establish the appropriate compensation for serving on the Board . The Trust also has a standing pricing committee comprised of any one Board member. The function of the pricing committee is to assist in valuing the Funds’ investments. The audit committee met
_____
times, the pricing committee met
_____
during the fiscal year ended December 31, 2004. The nominating committee and compensation committee did not meet during the last fiscal year.

     The table below indicates the dollar range of each Board member’s ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2004.

Aggregate Holding of Funds in the
Name of Board Member	Fund	Dreyfus Family of Funds

Joseph S. DiMartino	None	Over $100,000
James M. Fitzgibbons	None	Over $100,000
J. Tomlinson Fort	None	$10,001 - $50,000
Kenneth A. Himmel	None	None
Stephen J. Lockwood	None	None
Roslyn M. Watson	None	None
Benaree Pratt Wiley	None	None

     As of December 31, 2004, none of the Board members or their immediate family members owned securities of Dreyfus, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus or the Distributor.

Officers of the Trust

STEPHEN E. CANTER, President since March 2000. Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 96 investment companies (comprised of 186 portfolios) managed by Dreyfus. Mr. Canter also is a

Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 59 years old and has been an employee of Dreyfus since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002. Chief Investment Officer, Vice Chairman and a director of Dreyfus, and an officer of 96 investment companies (comprised of 186 portfolios) managed by Dreyfus. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 51 years old and has been an employee of Dreyfus since January 2000.

MARK N. JACOBS, Vice President since March 2000. Executive Vice President, General Counsel and Secretary of Dreyfus, and an officer of 97 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 58 years old and has been an employee of Dreyfus since June 1977.

STEVEN F. NEWMAN, Secretary since March 2000. Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 97 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 55 years old and has been an employee of Dreyfus since July 1980.

JAMES WINDELS, Treasurer since November 2001. Director – Mutual Fund Accounting of Dreyfus, and an officer of 97 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 46 years old and has been an employee of Dreyfus since April 1985.

JAMES BITETTO, Assistant Secretary since October 2004. Assistant General Counsel and Assistant Secretary of Dreyfus, and an officer of 4 investment companies (comprised of

23 portfolios) managed by Dreyfus. He is 38 years old and has been an employee of Dreyfus since December 1996.

JEFF PRUSNOFSKY, Assistant Secretary since March 2000. Associate General Counsel of Dreyfus, and an officer of 25 investment companies (comprised of 82 portfolios) managed by Dreyfus. He is 39 years old and has been an employee of Dreyfus since October 1990.

MICHAEL A. ROSENBERG, Assistant Secretary since March 2000. Associate General Counsel of Dreyfus, and an officer of 94 investment companies (comprised of 195 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since October 1991.

ERIK D. NAVILOFF, Assistant Treasurer since December 2002. Senior Accounting Manager – Taxable Fixed Income Funds of Dreyfus, and an officer of 19 investment companies (comprised of 74 portfolios) managed by Dreyfus. He is 36 years old and has been an employee of Dreyfus since November 1992.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001. Mutual Funds Tax Director of Dreyfus, and an officer of 97 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 50 years old and has been an employee of Dreyfus since June 1993.

ROBERT J. SVAGNA, Assistant Treasurer since December 2002. Senior Accounting Manager – Equity Funds of Dreyfus, and an officer of 26 investment companies (comprised of 102 portfolios) managed by Dreyfus. He is 37 years old and has been an employee of Dreyfus since November 1990.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since July 2002. Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 92 investment companies (comprised of 197 portfolios) managed by Dreyfus. He is 34 years old and has been an employee of the Distributor since October 1998.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004. Chief Compliance Officer of Dreyfus and The Dreyfus Family of Funds (94 investment companies, comprising 202 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services.

In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is

47 years old and has served in various capacities with Dreyfus since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

     The address of each Trustee and officer of the Trust is 200 Park Avenue, New York, New York 10166.

     No officer or employee of Dreyfus or the Distributor (or of any parent, subsidiary or affiliate thereof) receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Dreyfus/Laurel Funds pay each Director/Trustee who is not an “interested person” of the Trust (as defined in the 1940 Act) $40,000 per annum, plus $5,000 per joint Dreyfus/Laurel Funds Board meeting attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone. The Dreyfus/Laurel Funds also reimburse each Director/Trustee who is not an “interested person” of the Trust (as defined in the 1940 Act) for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund.

     In addition, the Trust currently has one Emeritus Board member who is entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to him as a Board member.

     The aggregate amount of fees and expenses received by each current Trustee from the Trust for the fiscal year ended December 31, 2004, and from all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member’s total compensation) during the year ended December 31, 2004, were as follows:

	Aggregate	Total Compensation From
Name of Board	Compensation	the Trust and Fund Complex
Member	From the Trust#	Paid to Board Member (*)
Joseph S. DiMartino	$30,000.00	$874,125(193)
James M. Fitzgibbons	$23,833.00	$96,000	(23)
J. Tomlinson Fort	$ 24,000.00	$96,000	(23)
Kenneth A. Himmel	$20,333.00	$88,000 (23)
Stephen J. Lockwood	$ 22,167.00	$97,500	(23)
Roslyn M. Watson	$24,000.00	$96,000	(23)

Benaree Pratt Wiley	$24,000.00	$95,500	(23)

#	Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Trustees. Amount does not include reimbursed expenses for attending Board meetings, which amounted to $
______
for the Trust.

*	Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Board member served.

     Trustees and officers as a group owned less than 1% of the Fund’s voting securities outstanding on April ____, 2005. The following persons are known by the Trust to own of record 5% or more of the indicated Fund’s outstanding voting securities on April ___, 2005. A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed a “control person” (as defined in the 1940 Act) of the Fund.

Class A Shares

Fiserv Securities Inc	_______ %
One Commerce Square
2005 Market Street Suite 1200
Philadelphia, PA 19103-7084

Class B Shares

Fiserv Securities Inc	_______ %
One Commerce Square
2005 Market Street Suite 1200
Philadelphia, PA 19103-7084

Merrill Lynch	_______ %

Book Entry
4800 Deer Lake Drive East
3rd Floor
Jacksonville Fl 32246-6486

Pershing LLC	_______ %
Pershing Div - Transfer Dept
P O Box 2052
7th Floor
Jersey City NJ 07303

National Financial Services	_______ %
82 Devonshire Street
G10G
Boston MA 02109-3605

Class C Shares

Merrill Lynch Pierce Fenner & Smith	_______ %
For the Sole Benefit Of Its Customers
4800 Deer Lake Drive East, Floor 3
Jacksonville, Fl 32246-6484

Wells Fargo Investments LLC	_______ %
420 Montgomery Street
San Francisco, CA 94104-1207

Wells Fargo Investments LLC	_______ %
420 Montgomery Street
San Francisco, CA 94104-1207

Fiserv Securities Inc	_______ %
One Commerce Square
2005 Market Street Suite 1200
Philadelphia, PA 19103-7084

D A Davidson & Co. Inc FBO	_______ %
D A Davidson & Co. Cust for
P.O. Box 5015
Great Falls, MT 59403-5015

Class R Shares

SEI Private Trust	_______ %
One Freedom Valley Drive
Oaks, PA 19456

MANAGEMENT ARRANGEMENTS

     The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled “Expenses” and “Management.”

     Investment Adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon”). Mellon is a global financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets.

     Management Agreement. Dreyfus serves as the investment adviser for the Fund pursuant to an Investment Management Agreement (the “Management Agreement”) between Dreyfus and the Trust, subject to the overall authority of the Board of Trustees in accordance with Massachusetts law. Pursuant to the Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As investment adviser, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objective, policies and restrictions. The Fund’s investment adviser is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Fund’s Board to execute purchases and sales of securities. Investment decisions for the Fund are made by a committee of portfolio managers who comprise the Standish Fixed Income Team of Standish Mellon Asset Management LLC, an affiliate of Dreyfus. The members are George Noyes, Marc Seidner and Kent Wosepka. The Management Agreement is subject to review and approval at least annually by the Board of Trustees.

     The Management Agreement will continue from year to year provided that a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust and either a majority of all Trustees or a majority (as defined in the 1940 Act) of the shareholders of the Fund approve its continuance. The Trust may terminate the Management Agreement upon the vote of a majority of the Board of Trustees or upon the vote of a majority of the Fund’s outstanding voting securities on 60 days' written notice to Dreyfus. Dreyfus may terminate the Management Agreement upon 60 days' written notice to the Trust. The Management Agreement will terminate immediately and automatically upon its assignment (as defined in the 1940 Act).

     In approving the current Management Agreement, the Board considered a number of factors, including the nature and quality of the services provided by Dreyfus; the investment philosophy and investment approach as applied to the Fund by Dreyfus; the investment management expertise of Dreyfus in respect of the Fund’s investment strategies; the personnel, resources and experience of Dreyfus; the Fund’s performance history and the management fees paid to Dreyfus relative to those of mutual funds with similar investment objectives, strategies and restrictions; Dreyfus’ costs of providing services under the Management Agreement; the relationship between the fees paid to Dreyfus under the Management Agreement and the Fund’s Distribution and Service Plans; and ancillary benefits Dreyfus may receive from its relationship with the Trust.

     The following persons are officers and/or directors of Dreyfus: Stephen E. Canter, Chairman of the Board, Chief Executive Officer and Chief Operating Officer; Michael G. Millard, President and a director; Stephen R. Byers, Chief Investment Officer, Vice Chairman and a director; J. Charles Cardona, Vice Chairman and a director; J. David Officer, Vice Chairman and a director; Ronald P. O'Hanley III, Vice Chairman and a director; Diane P. Durnin, Executive Vice President; Mark N. Jacobs, Executive Vice President, General Counsel

and Secretary; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Lisa A. Fox, Vice President-Human Resources; Anthony Mayo, Vice President-Information Systems; Angela E. Price, Vice President; Theodore A. Schachar, Vice President-Tax; Alex G. Sciulli, Vice President; Wendy H. Strutt, Vice President; William H. Maresca, Controller; Joseph W. Connolly, Chief Compliance Officer; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Steven G. Elliott, David F. Lamere, Martin G. McGuinn and Richard W. Sabo, directors.

     The Trust, Dreyfus and the Distributor each have adopted a Code of Ethics, that permits its personnel, subject to such respective Code of Ethics, to invest in securities that may be purchased or held by the Fund. Dreyfus’ Code of Ethics subjects its employees’ personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by Dreyfus. In that regard, portfolio managers and other investment personnel of Dreyfus must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with Dreyfus’ Code of Ethics and are also subject to the oversight of Mellon’s Investment Ethics Committee (the "Committee"). Portfolio managers and other investment personnel who comply with the pre-clearance and disclosure procedures of Dreyfus’ Code of Ethics and the requirements of the Committee, may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

     Expenses. Under the Management Agreement, the Fund has agreed to pay Dreyfus a monthly fee at the annual rate of 0.70% of the value of the Fund’s average daily net assets. Dreyfus pays all of the Fund’s expenses, except brokerage fees, taxes, interest, fees and expenses of the non-interested Trustees (including counsel fees), Rule 12b-1 fees (if applicable) and extraordinary expenses. Although Dreyfus does not pay for the fees and expenses of any non-interested Trustees (including counsel fees), Dreyfus is contractually required to reduce its investment management fee by an amount equal to the Fund’s allocable share of any such fees and expenses. From time to time, Dreyfus may voluntarily waive a portion of the investment management fees payable by the Fund, which would have the effect of lowering the expense ratio of the Fund and increasing return to investors. Expenses attributable to the Fund are charged against the Fund’s assets; other expenses of the Trust are allocated among its funds on the basis determined by the Trustees, including, but not limited to, proportionately in relation to the net assets of each fund.

For the last three fiscal years, the Fund paid the following management fees:

For the Fiscal Year Ended December 31,
2004	2003	2002

	$$440,048	$468,976
_ ______

     The Distributor. The Distributor, a wholly-owned subsidiary of Dreyfus located at 200 Park Avenue, New York, New York 10166, serves as the Fund’s distributor on a best efforts basis pursuant to an agreement with the Trust which is renewable annually. Dreyfus may pay the Distributor for shareholder services from Dreyfus’ own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay certain banks, securities brokers or dealers and other financial institutions (“Agents”) for these services. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds.

     The Distributor compensates certain Agents for selling Class A shares subject to a contingent deferred sales charge (“CDSC”), and Class B and Class C shares at the time of purchase from its own assets. The proceeds of the CDSC and fees pursuant to the Fund’s Distribution and Service Plans (as described below), in part, are used to defray these expenses. The Distributor also may act as an Agent and retain sales loads and CDSCs and Distribution Plan and Service Plan fees. With respect to Fund shares subject to a CDSC or Distribution Plan issued to shareholders in exchange for shares originally issued by a series of The Bear Stearns Funds (the "Acquired Fund"), the proceeds of any CDSC and fees pursuant to the Distribution Plan are payable to the Acquired Fund's former distributor to defray the expenses it incurred in connection with the sale of such shares when originally issued by the Acquired Fund. For Class C shares, such Distribution Plan fees will be paid to the Acquired Fund's former distributor for a period not to exceed one year from the date the Acquired Fund originally issued the shares exchanged for the Class C shares of a Fund. The amounts retained by the Distributor from sales loads and CDSCs with respect to Class A, Class B and Class C shares for the fiscal years ended December 2002, 2003 and 2004 are as follows:

	Class A
Fiscal Year Ended 2002	Fiscal Year Ended	Fiscal Year Ended 2004
	2003
$2,006	$1,761

	Class B
Fiscal Year Ended 2002	Fiscal Year Ended	Fiscal Year Ended 2004
	2003
$40,885	$30,697

	Class C
Fiscal Year Ended 2002	Fiscal Year Ended	Fiscal Year Ended 2004
	2003
$80	$137

     The Distributor may pay Agents that have entered into agreements with the Distributor a fee based on the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments (“Retirement Plans”), or other programs. The term “Retirement Plans” does not include IRAs, IRA “Rollover Accounts” or IRAs set up under a Simplified Employee Pension Plan (“SEP-IRAs”). Generally, the

Distributor may pay such Agents a fee of up to 1% of the amount invested through the Agents. The Distributor, however, may pay Agents a higher fee and reserves the right to cease paying these fees at anytime. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it. Sponsors of such Retirement Plans or the participants therein should consult their Agent for more information regarding any such fee payable to the Agent.

     Dreyfus or the Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares of the Fund or provide other services. Such payments are in addition to any sales charges and/or 12b-1 fees paid by the Fund. These additional payments may be made to Agents, including affiliates that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Agent. Cash compensation also may be paid to Agents for inclusion of the Fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing.” In some cases, these payments may create an incentive for an Agent to recommend or sell shares of the Fund to you. Please contact your Agent for details about any payments they may receive in connection with the sale of Fund shares or the provision of services to the Fund.

     From time to time, Dreyfus or the Distributor also may provide cash or non-cash compensation to Agents in the form of: occasional gifts; occasional meals, tickets, or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

     Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the “Transfer Agent”), a wholly-owned subsidiary of Dreyfus, 200 Park Avenue, New York, New York 10166, is the Trust’s transfer and dividend disbursing agent. Under a transfer agency agreement with the Trust, Dreyfus Transfer, Inc. arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund, and the payment of dividends and distributions payable by the Fund. For these services, Dreyfus Transfer, Inc. receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Trust during the month, and is reimbursed for certain out-of-pocket expenses.

     Mellon Bank, located at One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as the custodian of the Fund's investments. Under a custody agreement with the Trust, Mellon Bank holds the Fund's portfolio securities and keeps all necessary accounts and records. For its custody services, Mellon Bank receives a monthly fee based on the market value of the Fund’s assets held in custody and receives certain securities transaction charges. This fee is paid to Mellon Bank by Dreyfus pursuant to the Fund’s unitary fee structure.

HOW TO BUY SHARES

     The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled “Shareholder Guide,” “Services for Fund Investors,” “Instructions for Regular Accounts,” and “Instructions for IRAs.”

General. The Fund offers Class A, Class B, Class C and Class R shares.

     When purchasing Fund shares, you must specify which Class is being purchased. The decision as to which Class of shares is most beneficial to you depends on the amount and the intended length of your investment. You should consider whether, during the anticipated life of your investment in the Fund, the accumulated distribution fee, service fee and CDSC, if any, on Class B or Class C shares would be less than the accumulated distribution fee and initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the return on Class A shares. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution and service fees on Class B or Class C shares may exceed the accumulated distribution fees and initial sales charge on Class A shares during the life of the investment. Finally, you should consider the effect of the CDSC period and any conversion rights of the Classes in the context of your own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, Class C shares do not have a conversion feature and, therefore, are subject to ongoing distribution and service fees. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Generally, Class A shares may be more appropriate for investors who invest $1,000,000 or more in Fund shares, but will not be appropriate for investors who invest less than $50,000 in Fund shares. The Fund reserves the right to reject any purchase order.

     Class A shares, Class B shares and Class C shares may be purchased only by clients of Agents, including the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Agent. The Fund reserves the right to reject any purchase order.

     Class R shares are offered only to (i) bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of their customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship, and (ii) institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity for Retirement Plans and SEP-IRAs. Class R shares may be purchased for a Retirement Plan or SEP-IRA only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such a Retirement Plan or SEP-IRA. In addition, holders of Class R shares of the Fund who have held their shares since June 5, 2003, may continue to purchase Class R shares of the Fund for their existing accounts whether or not they would otherwise be eligible to do so. Institutions effecting transactions in Class R shares of the accounts of their clients may charge their clients direct fees in connection with such transactions.

     Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Agents may impose certain conditions on their clients which are different from those described in the Fund's Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. As discussed under “Management Arrangements – Distributor,” Agents may receive revenue sharing payments from Dreyfus or the Distributor. The receipt of such payments could create an incentive for an Agent to recommend or sell shares of the Fund instead of other mutual funds where such payments are not received. Please contact your Agent for details about any payments they may receive in connection with the sale of Fund shares or the provision of services to the Fund.

     The minimum initial investment is $1,000. Subsequent investments must be at least $100. The minimum initial investment for Dreyfus-sponsored self-employed individual retirement plans (“Keogh Plans”), IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant is $750 and $500 for Dreyfus-sponsored Coverdell Education Savings Accounts, with no minimum on subsequent purchases except that the no minimum on Coverdell Education Savings Accounts does not apply until after the first year. The initial investment must be accompanied by the Fund’s Account Application. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain Retirement Plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

     The Internal Revenue Code of 1986, as amended (the “Code”), imposes various limitations on the amount that may be contributed annually to certain Retirement Plans. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in the Fund by a Retirement Plan. Participants and plan sponsors should consult their tax advisers for details.

     Fund shares are sold on a continuous basis. NAV per share is determined as of the close of trading on the floor of the New York Stock Exchange (“NYSE”) (usually 4:00 p.m., Eastern time), on each day the NYSE is open for regular business. For purposes of determining NAV, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the NYSE. NAV per share of each Class is computed by dividing the value of the Fund’s net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. For information regarding the methods employed in valuing the Fund’s investments, see “Determination of Net Asset Value.”

     If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of trading on the floor of the NYSE (usually 4:00 p.m., Eastern time) on a business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the NYSE on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the NYSE on the next business day, except where shares are purchased through a dealer as provided below.

     Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee by the close of its business day (usually 5:15 p.m., Eastern time) will be based on the public offering price per share determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealers’ responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day. For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

     Federal regulations require that you provide a certified taxpayer identification number (“TIN”) upon opening or reopening an account. See the Fund’s Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the “IRS”).

     Class A Shares. The public offering price for Class A shares is the NAV of that Class, plus a sales load as shown below:

	Total Sales Load – Class A

	As a % of	As a % of net	Dealers’ Reallowance
	offering price	asset value per	as a % of offering
Amount of Transaction	per share	share	price

Less than $50,000	4.50	4.70	4.25
$50,000 to less than $100,000	4.00	4.20	3.75
$100,000 to less than $250,000	3.00	3.10	2.75
$250,000 to less than $500,000	2.50	2.60	2.25
$500,000 to less than $1,000,000	2.00	2.00	1.75
$1,000,000 or more	-0-	-0-	-0-

     Sales Loads--Class A. The scale of sales loads applies to purchases of Class A shares made by any “purchaser,” which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k), and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

     Set forth below is an example of the method of computing the offering price of the Fund’s Class A shares. The example assumes a purchase of Class A shares of the Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Fund’s Prospectus at a price based upon the NAV of a Class A share at the close of business on December 31, 2004.

NAV per Share	__ $____
Per Share Sales Charge - 4.50%
of offering price (4.7% of
NAV per share)	_ $ _____

Per Share Offering Price to
the Public	$___

     Holders of Class A accounts of the Fund as of December 19, 1994 may continue to purchase Class A shares of the Fund at NAV. However, investments by such holders in other funds advised by Dreyfus will be subject to the applicable front-end sales load.

     There is no initial sales charge on purchases of $1,000,000 or more of Class A shares. However, if you purchase Class A shares without an initial sales charge as part of an investment of at least $1,000,000 and redeem all or a portion of those shares within one year of purchase, a CDSC of 1% will be assessed at the time of redemption. The Distributor may pay Agents an amount up to 1% of the NAV of Class A shares purchased by their clients that are subject to a CDSC. The terms contained below under “How to Redeem Shares - Contingent Deferred Sales Charge - Class B Shares” (other than the amount of the CDSC and time periods) and “How to Redeem Shares - Waiver of CDSC” are applicable to the Class A shares subject to a CDSC. Letter of Intent and Right of Accumulation apply to such purchases of Class A shares.

     Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children, at NAV, provided that they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at NAV. In addition, Class A shares are offered at NAV to full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus or its affiliates, including members of the Board, or the spouse or minor child of any of the foregoing.

     Class A shares are offered at NAV without a sales load to employees participating in Retirement Plans. Class A shares also may be purchased (including by exchange) at NAV without a sales load for Dreyfus-sponsored IRA “Rollover Accounts” with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided that, at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan invested all or a portion of its assets in funds in the Dreyfus Premier Family of Funds or the Dreyfus Family of Funds, or certain funds advised by Founders Asset Management LLC (“Founders”), an indirect subsidiary of Dreyfus, or certain other products made available by the Distributor to such plans.

     Class A shares may be purchased at NAV through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a “wrap account” or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

     Class A shares also may be purchased at NAV, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or intrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).

     The dealer reallowance may be changed from time to time but will remain the same for all dealers. The Distributor, at its own expense, may provide additional promotional incentives to dealers that sell shares of funds advised by Dreyfus which are sold with a sales load, such as Class A shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of such shares.

     Class B Shares. The public offering price for Class B shares is the NAV per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described in the Fund’s Prospectus and in this Statement of Additional Information under “How to Redeem Shares - Contingent Deferred Sales Charge - Class B Shares.”

     Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares, based on the relative NAVs for shares of each such Class. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder’s Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and distributions.

     Class C Shares. The public offering price for Class C shares is the NAV per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See “Class B Shares” above and “How to Redeem Shares.”

     Class R Shares. The public offering price for Class R shares is the NAV per share of that Class.

     Right of Accumulation – Class A Shares. Reduced sales loads apply to any purchase of Class A shares by you and any related “purchaser” as defined above, where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold Class A shares of the Fund, or shares of certain other funds advised by Dreyfus or Founders, which are subject to a front-end sales load or CDSC or shares acquired by a previous exchange of such shares (hereinafter referred to as “Eligible Funds”), or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of such Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4% of the offering price. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

     To qualify for reduced sales loads, at the time of purchase you or your Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

     Dreyfus TeleTransfer Privilege. You may purchase Fund shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution that is an Automated Clearing House (“ACH”) member may be so designated.

     Dreyfus TeleTransfer purchase orders may be made at any time. If purchase orders are received by 4:00 p.m., Eastern time, on any day that the Transfer Agent and the NYSE are open for regular business, Fund shares will be purchased at the public offering price determined on that day. If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the NYSE are open for regular business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the NYSE is not open for business), will be purchased at the public offering price determined on the next bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See “How to Redeem Shares – Dreyfus TeleTransfer Privilege.” The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

     Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

     In-Kind Purchases. If the following conditions are satisfied, the Fund may at its discretion, permit the purchase of shares through an “in-kind” exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to $25,000. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.

     The basis of the exchange will depend upon the relative NAV of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities. For further information about “in-kind” purchases, call 1-800-554-4611.

     Share Certificates. Share certificates are issued upon written request only. No certificates are issued for fractional shares.

DISTRIBUTION AND SERVICE PLANS

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled “Your Investment.”

     Class A, Class B and Class C shares are subject to annual fees for distribution and shareholder services.

     The SEC has adopted Rule 12b-1 under the 1940 Act (the “Rule”) regulating the circumstances under which investment companies such as the Trust may, directly or indirectly, bear the expenses of distributing their shares. The Rule defines distribution expenses to include expenditures for “any activity which is primarily intended to result in the sale of fund shares.” The Rule, among other things, provides that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule.

     Distribution Plan--Class A Shares. The Board of Trustees has adopted a Distribution Plan pursuant to the Rule with respect to the Class A shares of the Fund (“Class A Plan”), whereby Class A shares of the Fund may spend annually up to 0.25% of the average daily net assets to compensate Mellon Bank and its affiliates (including but not limited to Dreyfus and the Distributor) for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares of the Fund. The Class A Plan allows the Distributor to make payments from the Rule 12b-1 fees it collects from the Fund to compensate Agents that have entered into Selling Agreements (“Agreements”) with the Distributor. Under the Agreements, the Agents are obligated to provide distribution related services with regard to the Fund and/or shareholder services to the Agent’s clients that own Class A shares of the Fund. The Board of Trustees believes that there is a reasonable likelihood that the Class A Plan will benefit the Fund and the holders of its class A shares.

     The Class A Plan provides that a report of the amounts expended under the Class A Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review at least quarterly. In addition, the Class A Plan provides that it may not be amended to increase materially the costs which holders of Class A shares may bear for distribution pursuant to the Class A Plan without approval of the holders of such Class and that other material amendments of the Class A Plan must be approved by the vote of a majority of the Trustees and of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust and who do not have any direct or indirect financial interest in the operation of the Class A Plan, or in any agreements entered into in connection with the Class A Plan, cast in person at a meeting called for the purpose of considering such amendments. The Class A Plan is subject to annual approval by such vote of the Trustees cast in person at a meeting called for the purpose of voting on the Class A Plan. The Class A Plan is terminable, as to the Fund's Class A shares, at any time by vote of a majority of the Trustees who are not interested persons and have no direct or indirect financial interest in the operation of the Class A Plan or by vote of the holders of a majority of the outstanding shares of such class of the Fund.

     Distribution and Service Plans -- Class B and Class C Shares. In addition to the above described Class A Plan for Class A shares, the Board of Trustees has adopted a Service Plan (the “Service Plan”) under the Rule for Class B and Class C shares, pursuant to which the Fund pays the Distributor, and/or any of its affiliates, a fee at the annual rate of 0.25% of the value of the average daily net assets of Class B and Class C shares for the provision of certain services to the holders of Class B and Class C shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and providing services related to the maintenance of such shareholder accounts. With regard to such services, each Agent is required to disclose to its clients any compensation payable to it by the Fund and any other compensation payable by its clients in connection with the investment of their assets in Class B and Class C shares. The Distributor may pay one or more Agents in respect of services for these Classes of shares. The Distributor determines the amounts, if any, to be paid to Agents under the Service Plan and the basis on which such payments are made. The Board of Trustees has also adopted a Distribution Plan pursuant to the Rule with respect to Class B and Class C shares (the “Distribution Plan”) pursuant to which the Fund pays the Distributor for distributing the Fund’s Class B and Class C shares at an aggregate annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares. The Board of Trustees believes that there is a reasonable likelihood that the Distribution and Service Plans (each a “Plan” and collectively, the “Plans”) will benefit the Fund and the holders of Class B and Class C shares.

     A quarterly report of the amounts expended under each Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. In addition, each Plan provides that it may not be amended to increase materially the cost which holders of Class B or Class C shares may bear pursuant to the Plan without the approval of the holders of such Classes and that other material amendments of the Plan must be approved by a vote of a majority of the Board of Trustees and by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan is subject to annual approval by such vote of the Trustees cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may be terminated at any time by vote of a majority of the Trustees who are not interested persons and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan or by vote of the holders of a majority of Class B and Class C shares.

     An Agent entitled to receive compensation for selling and servicing the Fund’s shares may receive different compensation with respect to one Class of shares over another. Potential investors should read this Statement of Additional Information in light of the terms governing Agreements with their Agents. The fees payable under each Plan are payable without regard to actual expenses incurred. The Fund and the Distributor may suspend or reduce payments under the any of the Plans at any time, and payments are subject to the continuation of the Fund’s Plans and the Agreements described above. From time to time, the Agents, the Distributor and the Fund may voluntarily agree to reduce the maximum fees payable under the Plans.

     For the fiscal year ended December 31, 2004, the Fund paid the Distributor, with respect to Class A shares, $
________
in distribution fees pursuant to the Class A Plan.

     For the fiscal year ended December 31, 2004, the Fund paid the Distributor, with respect to Class B and Class C shares, $
________
and $
________
, respectively, in distribution fees pursuant to the Distribution Plan.

     For the fiscal year ended December 31, 2004, the Fund paid the Distributor, with respect to Class B and Class C shares, $
________
and $
________
, respectively, in service fees pursuant to the Service Plan.

HOW TO REDEEM SHARES

The following information supplements and should be read in conjunction with the sections in the Fund’s Prospectus entitled “Shareholder Guide,” “Services For Fund Investors,” “Instructions for Regular Accounts” and “Instructions for IRAs.”

     General. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Agent.

     The Fund imposes no charges (other than any applicable CDSC) when shares are redeemed. Agents may charge their clients a fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund’s then-current NAV per share.

     The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. However, if you have purchased Fund shares by check, by Dreyfus

TeleTransfer Privilege, or through Dreyfus-Automatic Asset BuilderR and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares. In addition, the Fund will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TeleTransfer Privilege for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus-Automatic Asset BuilderR order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

     Procedures. You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, or through the Telephone Redemption Privilege, which is granted automatically unless you specifically refuse it by checking the applicable "No" box on the Account Application. The Telephone Redemption Privilege may be established for an existing account by a separate signed Shareholder Services Form or by oral request from any of the authorized signatories on the account by calling 1-800-554-4611. You also may redeem shares through the Wire Redemption Privilege or the Dreyfus TeleTransfer Privilege if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you are a client of certain Agents ("Selected Dealers"), you can also redeem Fund shares through the Selected Dealer. Other redemption procedures may be in effect for clients of certain Agents and institutions. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs, or other retirement plans, and shares for which certificates have been issued, are not eligible for the Wire Redemption, Telephone Redemption or Dreyfus TeleTransfer Privilege.

     The Telephone Redemption Privilege, Wire Redemption Privilege, Dreyfus TeleTransfer Privilege or Telephone Exchange Privilege authorizes the Transfer Agent to act on telephone instructions (including the Dreyfus Express® voice response telephone system) or online instructions from any person representing himself or herself to be you, or a representative of your Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone or online instructions reasonably believed to be genuine.

     During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or an exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if Dreyfus TeleTransfer redemption or other telephone redemption options had been used. During the delay, the Fund’s NAV may fluctuate.

     Redemption Through a Selected Dealer. Customers of Selected Dealers may make redemption requests to their Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the NYSE (usually 4:00 p.m., Eastern time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the NYSE, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer.

     In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of Fund shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee prior to the close of its business day (usually 5:15 p.m., Eastern time) are effected at the price determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the Fund shares will be redeemed at the next determined NAV per share. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

     Telephone Redemption Privilege. You may request by telephone that redemption proceeds (maximum $250,000 per day) be paid by check and mailed to your address.

     Wire Redemption Privilege. By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of a redemption request in proper form.

Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by you. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

     To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Signatures."

     Dreyfus TeleTransfer Privilege. You may request by telephone or online that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two days after receipt of the redemption request. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a Dreyfus TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. See “How to Buy Shares—Dreyfus TeleTransfer Privilege.”

     Reinvestment Privilege. Upon written request, you may reinvest up to the number of Class A or Class B shares you have redeemed, within 45 days of redemption, at the then-prevailing NAV without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, with respect to Class B shares, or Class A shares if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the Class A or Class B shares reinvested. The Reinvestment Privilege may be exercised only once.

     Share Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program (“STAMP”) and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and “Signature-Guaranteed” must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

     Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record of the Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemptions in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges might be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its NAV is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund's shareholders.

     Contingent Deferred Sales Charge - Class B Shares. A CDSC payable to the Distributor is imposed on any redemption of Class B shares which reduces the current NAV of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the NAV of the Class B shares redeemed does not exceed (i) the current NAV of Class B shares acquired through reinvestment of dividends or other distributions, plus (ii) increases in the NAV of Class B shares above the dollar amount of all your payments for the purchase of Class B shares of the Fund held by you at the time of redemption.

     If the aggregate value of the Class B shares redeemed has declined below their original cost as a result of the Fund’s performance, a CDSC may be applied to the then-current NAV rather than the purchase price.

     In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years; then of amounts representing the cost of shares purchased six years prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable six-year period.

     For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the NAV has appreciated to $12 per share, the value of the investor’s shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

     For purposes of determining the applicable CDSC payable with respect to redemption of Class B shares of the Fund where such shares were acquired through exchange of Class B shares of another fund advised by Dreyfus, the year since purchase payment was made is based on the date of purchase of the original Class B shares of the fund exchanged.

     Contingent Deferred Sales Charge - Class C Shares. A CDSC of 1% is paid to the Distributor on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See “Contingent Deferred Sales Charge - Class B Shares” above.

     Waiver of CDSC. The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Retirement Plans, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70½ in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described below. If the Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Prospectus or this Statement of Additional Information at the time of the purchase of such shares.

     To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled “Shareholder Guide” and “Services for Fund Investors.”

     Fund Exchanges. You may purchase, in exchange for shares of the Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, to the extent such shares are offered for sale in your state residence. Shares of the same class of such funds purchased by exchange will be purchased on the basis of relative NAV per share as follows:

A.	Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

B.	Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.	Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

D.	Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as “Purchased Shares”) may be exchanged for shares of other funds sold with a sales load (referred to herein as “Offered Shares”), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

E.	Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

     To accomplish an exchange under item D above, an investor or the investor’s Agent must notify the Transfer Agent of the investor’s prior ownership of shares with a sales load and the investor’s account number. Any such exchange is subject to confirmation of an investor’s holdings through a check of appropriate records.

     To request an exchange, an investor, or an investor's Agent acting on the investor's behalf, must give exchange instructions to the Transfer Agent in writing, by telephone or online. The ability to issue exchange instructions by telephone or online is given to all Fund shareholders automatically, unless the investor checks the applicable “No” box on the Account Application, indicating that the investor specifically refuses this privilege. The Telephone Exchange Privilege may be established for an existing account by written request signed by all shareholders on the account, by a separate signed Shareholder Services Form, available by calling 1-800-554-4611, or by oral request from any of the authorized signatories on the account, also by calling 1-800-554-4611. By using this privilege, the investor authorizes the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be the investor, or a representative of the investor's Agent, and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form are not eligible for telephone or online exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days’ written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC.

     Exchanges of Class R shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

     Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, of which the investor is a shareholder. The amount the investor designates, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule the investor has selected. This Privilege is available only for existing accounts. With respect to Class R shares held by a Retirement Plan, exchanges may be made only between the investor’s Retirement Plan account in one fund and such investor’s Retirement Plan account in another fund. Shares will be exchanged on the basis of relative NAV per share as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if the investor’s account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRAs and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer Agent. An investor may modify or cancel the exercise of this Privilege at any time by mailing written notification to Dreyfus Premier Managed Income Fund, P.O. Box 55552, Boston, MA 02205-8568. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds in the Dreyfus Premier Family of Funds or the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-554-4611.

     Fund exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having certain identical identifying designations. The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange and, therefore, an exchanging shareholder (other than a tax-exempt Retirement Plan) may realize a taxable gain or loss.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-554-4611, or visiting the Dreyfus.com website. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchange service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     Dreyfus-Automatic Asset Builder®. Dreyfus-Automatic Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. To establish a Dreyfus-Automatic Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-554-4611. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to Dreyfus Premier Managed Income Fund, P.O. Box 55268, Boston, MA 02205-8502 and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and other distributions, the investor's shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account by calling 1-800-554-4611. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     Particular Retirement Plans, including Dreyfus-sponsored Retirement Plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different from the Automatic Withdrawal Plan. The Automatic Withdrawal Plan may be ended at any time by the shareholder, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     No CDSC with respect to Class B or Class C shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan, or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class B or Class C shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC.

     Withdrawals of Class A shares subject to a CDSC under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.

     Dividend Options. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from the Fund in shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, of which you are a shareholder. Shares of certain other funds purchased pursuant to this privilege will be purchased on the basis of relative NAV per share as follows:

A.	Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds that are offered without a sales load.

B.	Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.	Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by a fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D.	Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

     Dividend ACH permits you to transfer electronically dividends or dividends and other distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

     For more information concerning these Privileges, or to request a Dividend Options Form, please call toll free 1-800-554-4611. You may cancel these Privileges by mailing written notification to Dreyfus Premier Managed Income Fund, P.O. Box 55263, Boston, MA 02205-8501. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt. These Privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dividend Sweep. The Fund may modify or terminate these Privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dividend Sweep.

     Dreyfus Government Direct Deposit Privilege. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security or certain veterans’, military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. You should consider whether Direct Deposit of your entire payment into a fund with a fluctuating NAV, such as the Fund, may be appropriate for you. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained from your Agent or by calling 1-800-554-4611. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Fund may terminate your participation upon 30 days’ notice to you.

     Letter of Intent—Class A Shares. By signing a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A shares based on the total number of shares of Eligible Funds (as defined under “Right of Accumulation” above) purchased by you and any related “purchaser” (as defined above) in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. Shares of any Eligible Fund purchased within 90 days prior to the submission of the Letter of Intent may be used to equal or exceed the amount specified in the Letter of Intent. A minimum initial purchase of $5,000 is required. You can obtain a Letter of Intent form by calling 1-800-554-4611.

     Each purchase you make during the 13-month period (which begins on the date you submit the Letter of Intent) will be at the public offering price applicable to a single transaction of the aggregate dollar amount you select in the Letter of Intent. The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent, which may be used for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. When you fulfill the terms of the Letter of Intent by purchasing the specified amount the escrowed amount will be released and additional shares representing such amount credited to your account. If your purchases meet the total minimum investment amount specified in the Letter of Intent within the 13-month period, an adjustment will be made at the conclusion of the 13-month period to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to submission of the Letter of Intent. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to the aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the Fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining shares will be credited to your account. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current NAV plus the applicable sales load in effect at the time such Letter of Intent was submitted.

     Retirement Plans and IRAs. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans, including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs, and rollover IRAs), Education Savings Accounts, 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available.

     Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, or an Education Savings Account, may request from the Distributor forms for adoption of such plans.

     The entity acting as custodian for Keogh Plans, 403(b)(7) Plans, IRAs or Education Savings Accounts may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

     Each investor should read the Prototype Retirement Plan and the appropriate form of Custodial Agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.

DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled “Shareholder Guide.”

     Valuation of Portfolio Securities. The Fund’s investments are valued each business day using available market quotations or at fair value. Substantially all of the Fund’s investments (excluding short-term investments) are valued each business day by an independent pricing service (the “Service”) approved by the Fund’s Board. Securities valued by the Service for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other debt securities valued by the Service is determined by the Service based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments are not valued by the Service and may be carried at amortized cost, which approximates value. Debt securities that are not valued by the Service are valued at the average of the most recent bid and asked prices in the market in which such investments are primarily traded, or at the last sales price for securities traded primarily on an exchange. In the absence of reported sales of investments traded primarily on an exchange, the average of the most recent bid and asked prices is used. Bid price is used when no asked price is available. Investments traded in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. If the Fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of NAV may not take place contemporaneously with the determination of prices of certain of the Fund’s securities. Expenses and fees, including the management fee, are accrued daily and are taken into account for the purpose of determining the NAV of Fund shares.

     Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, or are determined by the Trust not to reflect accurately fair value, or are not valued by the Service, are valued at fair value as determined in good faith based on procedures approved by the Board. Fair value of investments may be determined by the Fund’s board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased or sold, and public trading in similar securities of the issuer or comparable issuers. The valuation of a security based on fair value procedures may differ from the security's most recent closing price, and from the prices used by other mutual funds to calculate their net asset values. Foreign securities held by the Fund may trade on days that the Fund is not open for business, thus affecting the value of the fund’s assets on days when Fund investors have no access to the Fund. Restricted securities which are, or are convertible into, securities of the same class of other securities for which a public market exists usually will be valued at such market value less the same percentage discount at which the restricted securities were purchased. This discount will be revised periodically by the Board if it believes that the discount no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board.

     NYSE Closings. The holidays (as observed) on which the NYSE is currently scheduled to be closed are: New Year's Day, Dr. Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Distributions and Taxes.”

Dreyfus believes that the Fund has qualified for treatment as a "regulated investment company" under the Code for its most recent fiscal year. The Fund intends to continue to so qualify if such qualification is in the best interest of its shareholders. As a regulated investment company, the Fund will pay no Federal income tax on its net investment income and net realized gains to the extent such income and gains are distributed to its shareholders. To qualify for treatment as a regulated investment company, the Fund must distribute each taxable year at least 90% of its investment company taxable net income (consisting of net investment income, the excess of net short-term capital gain over net long term capital loss and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) to its shareholders and meet certain asset diversification and other requirements. If the Fund does not qualify for treatment as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

If you elect to receive dividends and other distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such distributions and all future distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Any dividend or other distribution paid shortly after your purchase may have the effect of reducing the aggregate net asset value of your shares below the cost of your investment. Such a distribution would be a return of investment in an economic sense, as described herein. In addition, if a shareholder holds shares of the Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

In general, dividends (other than capital gain dividends) paid by the Fund to U.S. individual shareholders may be eligible for the 15% preferential maximum tax rate to the extent that the Fund's income consists of dividends paid by U.S. corporations and certain foreign corporations on shares that have been held by the Fund for at least 61 days during the 121-day period commencing 60 days before the shares become ex-dividend. In order to be eligible for the preferential rate, the shareholder must have held his or her shares in the Fund for at least 61 days during the 121-day period commencing 60 days before the Fund shares become ex-dividend. Additional restrictions on an individual shareholder’s qualification for the preferential rate may apply.

In general, dividends (but not capital gain distributions) paid by the Fund to U.S. corporate shareholders may be eligible for the dividends received deduction to the extent that the Fund's income consists of dividends paid by U.S. corporations on shares that have been held by the Fund for at least 46 days during the 91-day period commencing 45 days before the shares become ex-dividend and with respect to which the Fund satisfies certain other requirements. In order to claim the dividends received deduction, the shareholder must have held its shares in the Fund for at least 46 days during the 91-day period commencing 45 days before the Fund shares become ex-dividend. Additional restrictions on a corporate shareholder’s ability to claim the dividends received deduction apply.

Distributions to you of the Fund’s net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gains, regardless of how long you have held your Fund shares, and also are subject to a 15% maximum federal income tax rate for individual shareholders to the extent the distributions are attributable to net capital gain the Fund recognizes on sales or exchanges of capital assets after May 5, 2003, through its last taxable year beginning before January 1, 2009. In addition, any capital gain an individual shareholder recognizes on a redemption or exchange during that period of his or her Fund shares that have been held for more than one year will qualify for that maximum rate.

Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of foreign currencies and non-U.S. dollar denominated securities (including debt instruments and certain forward contracts and options) may be treated as ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Finally, all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

Gain or loss, if any, realized by the Fund from certain foreign currency forward contracts and futures and options transactions ("Section 1256 contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 contracts as well as from closing transactions. In addition, any Section 1256 contracts remaining open at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

Offsetting positions held by the Fund involving certain actively traded futures or forward contracts or options may be considered, for tax purposes, to constitute "straddles." To the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund on a straddle position may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund may constitute "mixed straddles." The Fund may make one or more elections with respect to the treatment of "mixed straddles," resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

If the Fund enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other regulated investment companies, real estate investment trusts, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly by the Fund during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge. The Treasury Department has authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-thru entities.

Investment by the Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations, could under special tax rules affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, a Fund could be required each year to accrue a portion of the discount (or deemed discount) at which the securities were issued and to distribute such income in order to maintain its qualification for treatment as a regulated investment company. In such case, the Fund may have to dispose of securities, which it might otherwise have continued to hold, in order to generate cash to satisfy the distribution requirements.

If a Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for Federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of Federal income taxes (and interest thereon)

on the Fund. In addition, gain realized from the sale or other disposition of PFIC securities held beyond the end of the Fund's taxable year generally will be treated as ordinary income.

PORTFOLIO TRANSACTIONS

     All portfolio transactions of the Fund are placed on behalf of the Fund by Dreyfus. Debt securities purchased and sold by the Fund are generally traded on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with the Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. Other portfolio transactions may be executed through brokers acting as agent. The Fund will pay a spread or commissions in connection with such transactions. Dreyfus uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to the Fund and at spreads and commission rates, if any, which are reasonable in relation to the benefits received. Dreyfus also places transactions for other accounts that it provides with investment advice.

     Brokers and dealers involved in the execution of portfolio transactions on behalf of the Fund are selected on the basis of their professional capability and the value and quality of their services. In selecting brokers or dealers, Dreyfus will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any spreads (or commissions, if any). Dreyfus may use research services of and place brokerage transactions with broker-dealers affiliated with it or Mellon if the commissions are reasonable, fair and comparable to commissions charged by non-affiliated brokerage firms for similar services. Any spread, commission, fee or other remuneration paid to an affiliated broker-dealer is paid pursuant to the Trust's procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

     Brokers or dealers may be selected who provide brokerage and/or research services to the Fund and/or other accounts over which Dreyfus or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

     The receipt of research services from broker-dealers may be useful to Dreyfus in rendering investment management services to the Fund and/or its other clients; and, conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of other clients of Dreyfus may be useful to Dreyfus in carrying out its obligations to the Fund. The receipt of such research services does not reduce the normal independent research activities of Dreyfus; however, it enables these organizations to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staffs.

     Although Dreyfus manages other accounts in addition to the Fund, investment decisions for the Fund are made independently from decisions made for these other accounts. It sometimes happens that the same security is held by more than one of the accounts managed by Dreyfus. Simultaneous transactions may occur when several accounts are managed by the same investment manager, particularly when the same investment instrument is suitable for the investment objective of more than one account.

     When more than one account is simultaneously engaged in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by Dreyfus to be equitable to each account. In some cases this system could have a detrimental effect on the price or volume of the investment instrument as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions for the Fund. While the Trustees will continue to review simultaneous transactions, it is their present opinion that the desirability of retaining Dreyfus as investment manager to the Fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

     For the fiscal years ended December 31, 2004, 2003 and 2002, the Fund paid brokerage commissions amounting to $
_____
, $292 and $0, respectively.

     Portfolio Turnover. While securities are purchased for the Fund on the basis of potential for high current income and not for short-term trading profits, the Fund’s portfolio turnover rate may exceed 100%. A portfolio turnover rate of 100% would occur, for example, if all the securities held by the Fund were replaced once in a period of one year. A higher rate of portfolio turnover involves correspondingly greater brokerage commissions and other expenses that must be borne directly by the Fund and, thus, indirectly by its shareholders. In addition, a higher rate of portfolio turnover may result in the realization of larger amounts of short-term and/or long-term capital gains that, when distributed to the Fund’s shareholders, are taxable to them at the then current rate. Nevertheless, securities transactions for the Fund will be based only upon investment considerations and will not be limited by any other considerations when Dreyfus deems its appropriate to make changes in the Fund’s assets. The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases and sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the Fund during the year. Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, Dreyfus will not be deterred from changing the Fund’s investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated.

     Regular Broker-Dealers. The Fund may execute transactions with one or more of its “regular brokers or dealers,” as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a “regular broker or dealer” is one of the ten brokers or dealers that, during the Fund’s most recent fiscal year (i) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amount of the Fund’s portfolio transactions or (iii) sold the largest dollar amount of the Fund’s securities. For the fiscal year ended December 31, 2004, the Fund acquired securities of its regular brokers or dealers. The following is a list of the issuers of the securities and the aggregate value per issuer, as of December 31, 2004, of such securities:

Name of Regular Broker or Dealer	Aggregate Value Per Issuer
Morgan Stanley Dean Witter & Co.	$	_________
JPMorgan Chase Bank	$	_________
Goldman, Sachs & Co.	$	_________
Citigroup Global Markets, Inc.	$	_________
Credit Suisse First Boston Corporation	$	_________
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$	_________
Bear, Stearns & Co. Inc.	$	_________

SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES OF THE DREYFUS FAMILY OF FUNDS

The Board of each fund in the Dreyfus Family of Funds has delegated to Dreyfus the authority to vote proxies of companies held in the fund’s portfolio. Dreyfus, through its participation on the Mellon Proxy Policy Committee (the “MPPC”), applies Mellon’s Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the funds.

Dreyfus recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser’s duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients’ interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders. Dreyfus seeks to avoid material conflicts of interest by participating in the MPPC, which applies detailed, pre-determined written proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, the MPPC engages a third party as an independent fiduciary to vote all proxies of funds managed by Mellon or its affiliates (including the Dreyfus Family of Funds), and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

All proxies received by the funds are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in Mellon’s or the Dreyfus's policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the MPPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines are referred to the MPPC for discussion and vote. Additionally, the MPPC reviews proposals where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, the MPPC weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, the MPPC seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

When evaluating proposals, the MPPC recognizes that the management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the MPPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The MPPC believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the MPPC generally opposes proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. Accordingly, the MPPC generally votes in accordance with management on issues that the MPPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

On questions of social responsibility where economic performance does not appear to be an issue, the MPPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The MPPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

In evaluating proposals regarding incentive plans and restricted stock plans, the MPPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the MPPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The MPPC generally votes against proposals that permit or are silent on the repricing or replacement of stock options without shareholder approval.

INFORMATION ABOUT THE FUND/TRUST

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled “The Fund.”

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares have equal rights in liquidation. Fund shares are without par value, have no preemptive or subscription rights, and are freely transferable. The Fund is one of three portfolios of the Trust.

     Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Trustees or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Trust to hold a special meeting of shareholders for purposes of removing a Trustee from office or any other purpose. Shareholders may remove a Trustee by the affirmative vote of two-thirds of the Trust’s outstanding voting shares. In addition, the Board of Trustees will call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by shareholders.

     The Trust is a “series fund,” which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio, or, where maters affect different classes of a portfolio differently, by class.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. The Rule exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of the Rule.

The Fund will send annual and semi-annual financial statements to all of its shareholders.

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Agreement and Declaration of Trust provides for indemnification from Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which Dreyfus believes is remote. Upon payment of any liability incurred by the Fund, the shareholder of the Fund paying such liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Kirkpatrick & Lockhart Nicholson Graham LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, D.C. 20036-1800, has passed upon the legality of the shares offered by the Prospectus and this Statement of Additional Information.

     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, serves as counsel to the non-interested Trustees of the Trust.

     ____________
, 757 Third Avenue, New York, New York 10017, an independent registered public accounting firm, was appointed by the Board of Trustees to serve as the Fund's independent registered public accounting firm for the year ending December 31, 2005, providing audit and other services including (1) examination of the annual financial statements, (2) review and consultation in connection with SEC filings and (3) review of the annual federal income tax return filed on behalf of the Fund.

APPENDIX
Rating Categories

     Description of certain ratings assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's"), and Fitch Ratings ("Fitch"):

S&P

Long-term

AAA

An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r

The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk—such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.

The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-term

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

Commercial paper

A-1

This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2

Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3

Issues carrying this designation have an adequate capacity for timely payment. The are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B

Issues rated B are regarded as having only speculative capacity for timely payment.

C

This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D

Debt rated 'D' is payment default. The 'D' rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

Moody's

Long-term

Aaa

Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A

Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MIG/VMIG--U.S. short-term

Municipal debt issuance ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch

Long-term investment grade

AAA

Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Long-term speculative grade

BB

Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. 'CC' ratings indicate that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D

Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' ratings indicate potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

Short-term

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

'NR' indicates that Fitch does not rate the issuer or issue in question.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1.'

THE DREYFUS/LAUREL FUNDS TRUST
(formerly The	Laurel Funds Trust)

PART C
OTHER	INFORMATION

Item 23. Exhibits

A(1) Second Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 87 to the Registration Statement on Form N-1A.

A(2) Amendment No. 1 to Registrant's Second Amended and Restated Agreement and Declaration of Trust filed on February 7, 1994 is incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 90 to the Registration Statement on Form N-1A.

A(3) Amendment No. 2 to Registrant's Second Amended and Restated Agreement and Declaration of Trust filed on March 31, 1994 is incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 90 to the Registration Statement on Form N-1A.

A(4) Amendment No. 3 to Registrant's Second Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 93 to the Registration Statement on Form N-1A, filed on December 19, 1994.

A(5) Amendment No. 4 to Registrant's Second Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 93 to the Registration Statement on Form N-1A filed on December 19, 1994.

A(6) Amendment No. 9 to Registrant’s Second Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 117 to the Registration Statement on Form N-1A filed on April 25, 2003.

B(1) Amended and Restated By-Laws are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 75 to the Registration Statement on Form N-1A.

B(2) Amendment to Amended and Restated By-Laws is incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 118 to the Registration Statement on Form N-1A filed on April 29, 2004.

D(1) Investment Management Agreement between the Registrant and Mellon Bank, N.A., dated April 4, 1994 is incorporated by Reference to Exhibit (d) of Post-Effective Amendment No. 90 to the Registration Statement on Form N-1A.

D(2) Assignment Agreement among the Registrant, Mellon Bank, N.A. and The Dreyfus Corporation, dated as of October 17, 1994, (relating to Investment Management Agreement dated April 4, 1994)is incorporated by reference to Exhibit (d) of Post-Effective Amendment No. 93 to the Registration Statement on Form N-1A filed on December 19, 1994.

E(1) Form of Distribution Agreement is incorporated by reference to Exhibit E(1) of Post-Effective Amendment No. 119 to the Registration Statement on Form N-1A filed on June 25, 2004.

E(2) Addendum to Distribution Agreement and Plan is incorporated by reference to Exhibit E(2) of Post-Effective Amendment No. 119 to the Registration Statement on Form N-1A filed on June 25, 2004.

F Not applicable.

G Form of Custody Agreement between the Registrant and Mellon Bank, N.A. is incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 114 to the Registration Statement on Form N-1A filed on April 26, 2001.

H(1) Transfer Agent Agreement between the Registrant and Boston Safe Deposit and Trust Company (currently known as The Shareholder Services Group, Inc.) is incorporated by reference to Exhibit (h) of Post-Effective Amendment No. 102 to the Registration Statement on Form N-1A filed on April 23, 1997.

H(2) Supplement to Transfer Agent Agreement for the Registrant, dated June 1, 1989 is incorporated by reference to Exhibit (h) of Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A.

H(3) Supplement to Transfer Agent Agreement for the Registrant, dated April 4, 1994, is incorporated by reference to Exhibit (h) of Post-Effective Amendment No. 93 to the Registration Statement on Form N-1A filed on December 19, 1994.

I(1) Opinion of counsel is incorporated by reference to Exhibit (i) of Post-Effective Amendment No. 93 to the Registration Statement on Form N-1A filed on December 19, 1994.

I(2) Consent of Counsel. Not applicable.

J Not applicable.

K Letter of Investment Intent. Incorporated by reference to the Registration Statement.

M(1) Form of Distribution Plan (relating to Class B Shares and Class C Shares) is incorporated by reference to Exhibit M(1) of Post-Effective Amendment No. 119 to the Registration Statement on Form N-1A filed on June 25, 2004.

M(2) Amended and Restated Distribution Plan (relating to Class A Shares and Institutional Shares) is incorporated by reference to Exhibit M(2) of Post-Effective Amendment No. 119 to the Registration Statement on Form N-1A filed on June 25, 2004.

M(3) Amended Distribution Plan (relating to Class T Shares) is incorporated by reference to Exhibit M(3) of Post-Effective Amendment No. 119 to the Registration Statement on Form N-1A filed on June 25, 2004.

M(4) Amended and Restated Service Plan (relating to Class B, Class C, and Class T Shares) is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 113 to the Registration Statement on Form N-1A filed on May 1, 2000.

N Rule 18f-3 Plans are incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 118 to the Registration Statement on Form N-1A filed on April 29, 2004.

O Code of Ethics adopted by the Registrant is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 118 to the Registration Statement on Form N-1A filed on April 29, 2004.

Other Exhibits --------------
(a)	Power of Attorney of Benaree Pratt Wiley dated May 28, 1998 is incorporated by reference to (other exhibits) of Post-Effective Amendment No. 110 filed on Form N-1A on March 1, 1999.

(b)	Powers of attorney of the Trustees dated June 15, 1998 are incorporated by reference to (other exhibits) of Post-Effective Amendment No. 110 filed on Form N-1A on March 1, 1999. Powers of attorney of the Trustees dated June 1, 1999. Incorporated by reference to (other exhibits) of Post-Effective Amendment No. 111 filed on Form N-1A on April 30, 1999.

(c)	Power of Attorney of Marie E. Connolly dated July 6, 1998 is incorporated by reference to (other exhibits) of Post-Effective Amendment No. 110 on Form N-1A filed on March 1, 1999.

(d)	Powers of Attorney of Stephen E. Canter and James Windels dated November 15, 2001 are incorporated by reference to (other exhibits) of Post-Effective Amendment No. 115 filed on Form N-1A on April 30, 2002.

(e)	Powers of Attorney of the Trustees dated March 16, 2000 are incorporated by reference to (other exhibits) of Post-Effective Amendment No. 113 filed on Form N-1A on May 1, 2000.

(f)	Certificate of Assistant Secretary. Filed herewith.

Item	24.	Persons Controlled By or Under Common Control with Registrant
-------------------------------------------------------------
Not applicable.

Item	25.	Indemnification
---------------

(a)	Subject to the exceptions and limitations contained in Section (b) below:

(i) every person who is, or has been a Director or officer of the

Registrant (hereinafter referred to as “Covered Person”) shall be indemnified by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof;

(ii) the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)	No indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Registrant or its

Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Funds; or

(ii) in the event of a settlement, unless there has been a

determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,

(A)	by the court or other body approving the settlement;

(B)	by at least a majority of those Directors who are neither

interested persons of the Registrant nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

     (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);

provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Directors, or by independent counsel.

(c) The Registrant may purchase and maintain insurance on behalf of any Covered Person against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Registrant would have the power to indemnify him against such liability. The Registrant would have the power to indemnify him against such liability. The Registrant may not acquire or obtain a contract for insurance that protects or purports to protect any Covered Person against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) above may be paid by the appropriate Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the applicable Series if it is ultimately determined that he is not entitled to indemnification hereunder; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Registrant is insured against losses arising out of any such advance payments or (iii) either a majority of the Directors who are neither interested persons of the funds nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that such Covered Person will be found entitled to indemnification hereunder.

Item 26. Business and Other Connections of the Investment Adviser

Investment Adviser – The Dreyfus Corporation

The Dreyfus Corporation (“Dreyfus”) and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Investment Advisors, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.

ITEM 26. Business and Other Connections of Investment Adviser (continued)

Officers and Directors of Investment Adviser

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

Stephen R. Byers	Lighthouse Growth Advisors LLC++	Member, Board of	9/02 - Present
Director, Vice Chairman, and		Managers
Chief Investment Officer		President	9/02 - 11/02

	Dreyfus Service Corporation++	Senior Vice President	3/00 - Present

	Founders Asset Management,	Member, Board of	6/02 - Present
	LLC****	Managers

	Dreyfus Investment Advisors,	Chief Investment Officer	2/02 - Present
	Inc. ++	Director	2/02 - Present

Stephen E. Canter	Mellon Financial Corporation+	Vice Chairman	6/01 - Present
Chairman of the Board,
Chief Executive Officer and	Mellon Bank, N.A.+	Vice Chairman	6/01 - Present
Chief Operating Officer

	Standish Mellon Asset Management	Board Manager	7/03 - Present
Company, LLC*

	Mellon Growth Advisors, LLC*	Board Member	1/02 – 7/03

	Newton Management Limited	Director	2/99 - Present
London, England

	Mellon Bond Associates, LLP+	Executive Committee	1/99 – 7/03
Member

	Mellon Equity Associates, LLP+	Executive Committee	1/99 - Present
Member

	Franklin Portfolio Associates,	Director	2/99 - Present
LLC*

	Franklin Portfolio Holdings, Inc.*	Director	2/99 - Present

	TBCAM Holdings, LLC*	Director	2/99 - Present

	Mellon Capital Management	Director	1/99 - Present
Corporation***

	Founders Asset Management	Member, Board of	12/97 - Present
	LLC****	Managers

	The Dreyfus Trust Company+++	Director	6/95 - Present
		Chairman	1/99 - Present
		President	1/99 - Present
		Chief Executive Officer	1/99 - Present

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Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

J. Charles Cardona	Dreyfus Investment Advisors,	Chairman of the Board	2/02 - Present
Director and Vice Chairman	Inc.++

	Boston Safe Advisors, Inc.++	Director	10/01 - Present

	Dreyfus Service Corporation++	Executive Vice President	2/97 - Present
		Director	8/00 - Present

Steven G. Elliott	Mellon Financial Corporation+	Director	1/01 - Present
Director		Senior Vice Chairman	1/99 - Present

	Mellon Bank, N.A.+	Director	1/01 - Present
		Senior Vice Chairman	3/98 – Present

	Mellon Financial Services	Director	1/96 - Present
	Corporation #1	Vice President	1/96 - Present
Mellon Bank Center, 8th Floor
1735 Market Street
Philadelphia, PA 19103

	Allomon Corporation	Director	12/87 - Present
Two Mellon Bank Center
Pittsburgh, PA 15259

	Mellon Funding Corporation+	Director	8/87 – Present

	Mellon Ventures, Inc. +	Director	1/99 – Present

David F. Lamere	Mellon Financial Corporation +	Vice Chairman	9/01 – Present
Director
	Wellington-Medford II Properties, Inc.	President and Director	2/99 – Present
Medford, MA

	TBC Securities Co., Inc.	President and Director	2/99 – Present
Medford, MA

	The Boston Company, Inc. *	Chairman & CEO	1/99 – Present

	Boston Safe Deposit and Trust	Chairman & CEO	1/99 – Present
Company*

	Newton Management Limited	Director	10/98 - Present
London, England

	Laurel Capital Advisors, LLP+	Executive Committee	8/98 – Present
Member

	Mellon Bank, N.A. +	Vice Chairman	9/01 - Present
		Exec. Management	8/01 - Present
Group

	Mellon United National Bank	Director	11/98 - Present
2875 Northeast 191st Street,
North Miami, FL 33180

	Mellon Asset Holdings, Inc. +	President	3/99 - 12/02
		Director	6/99 - 12/02

	Mellon Global Investing Corp.+	President	1/00 - Present

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Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

Martin G. McGuinn	Mellon Financial Corporation+	Chairman	1/99 - Present
Director		Chief Executive Officer	1/99 - Present
		Director	1/98 - Present

	Mellon Bank, N. A. +	Chairman	3/98 - Present
		Chief Executive Officer	3/98 - Present
		Director	1/98 - Present

Michael G. Millard	Lighthouse Growth Advisors LLC++	Member, Board of	9/02 - Present
Director and President		Managers
		Vice President	9/02 - 11/02

	Dreyfus Service Corporation++	Chairman of the Board	4/02 - Present
		Chief Executive Officer	4/02 - Present
		Director	8/00 - Present

	Dreyfus Service Organization, Inc.	Director	4/02 - Present

	Dreyfus Insurance Agency of	Director	4/02 - 10/04
Massachusetts Inc. ++

	Founders Asset Management	Member, Board of	5/01 - Present
	LLC****	Managers

	Boston Safe Advisors, Inc. ++	Director	10/01 - Present

	MBSC LLC++	Manager, Board of	3/03 - Present
Managers

Ronald P. O’Hanley	Mellon Financial Corporation+	Vice Chairman	6/01 - Present
Vice Chairman
and Director
	Mellon Bank, N.A. +	Vice Chairman	6/01 – Present

	Mellon Growth Advisors, LLC*	Board Member	1/02 - 7/03

	TBC General Partner, LLC*	President	7/03 - Present

	Standish Mellon Asset Management	Board Member	7/01 - 7/03
Holdings, LLC
One Financial Center
Boston, MA 02211

	Standish Mellon Asset Management	Board Member	7/01 – Present
Company, LLC
One Financial Center
Boston, MA 02211

	Franklin Portfolio Holdings, LLC*	Director	12/00 - Present

	Franklin Portfolio Associates,	Director	4/97 – Present
LLC*

	Pareto Partners (NY)	Partner Representative	2/00 – Present
505 Park Avenue
NY, NY 10022

	Buck Consultants, Inc.++	Director	7/97 – Present

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Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

Ronald P. O’Hanley	Newton Management Limited	Executive Committee	10/98 - Present
Vice Chairman	London, England	Member
and Director		Director	10/98 - Present
(continued)
	Mellon Global Investments Japan Ltd.	Non-Resident Director	11/98 - Present
Tokyo, Japan

	TBCAM Holdings, LLC*	Director	1/98 – Present

	Fixed Income (MA) Trust*	Trustee	6/03 – Present

	Fixed Income (DE) Trust*	Trustee	6/03 – Present

	Pareto Partners	Partner Representative	5/97 – Present
271 Regent Street
London, England W1R 8PP

	Mellon Capital Management	Director	2/97 – Present
Corporation***

	Certus Asset Advisors Corp.**	Director	2/97 - 7/03

	Mellon Bond Associates, LLP+	Executive Committee	1/98 - 7/03
Member
		Chairman	1/98 - 7/03

	Mellon Equity Associates, LLP+	Executive Committee	1/98 – Present
Member
		Chairman	1/98 - Present

	Mellon Global Investing Corp.*	Director	5/97 – Present
		Chairman	5/97 - Present
		Chief Executive Officer	5/97 - Present

J. David Officer	Dreyfus Service Corporation++	President	3/00 - Present
Vice Chairman		Director	3/99 - Present
and Director
	MBSC, LLC++	Manager, Board of	4/02 - Present
Managers
		President	4/02 – Present

	Boston Safe Advisors, Inc. ++	Director	10/01 - Present

	Dreyfus Transfer, Inc. ++	Chairman and Director	2/02 - Present

	Dreyfus Service Organization,	Director	3/99 - Present
Inc.++

	Dreyfus Insurance Agency of	Director	5/98 - 10/04
Massachusetts, Inc.++

	Seven Six Seven Agency, Inc.++	Director	10/98 - Present

	Mellon Residential Funding Corp. +	Director	4/97 - Present

	Mellon Bank, N.A.+	Executive Vice President	2/94 - Present

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Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

J. David Officer	Mellon United National Bank	Director	3/98 - Present
Vice Chairman	1399 SW 1st Ave., Suite 400
and Director	Miami, Florida
(continued)
	Dreyfus Investment Services Company	Manager	11/01 - 12/02
	LLC+	Chairman	11/01 - 12/02
		Chief Executive Officer	11/01 - 12/02

Richard W. Sabo	Founders Asset Management	President	12/98 - Present
Director	LLC****	Chief Executive Officer	12/98 - Present

Diane P. Durnin	Seven Six Seven Agency, Inc. ++	Director	4/02 – Present
Executive Vice President

Mark N. Jacobs	Dreyfus Investment	Director	4/97 - Present
General Counsel,	Advisors, Inc.++
Executive Vice President, and
Secretary
	The Dreyfus Trust Company+++	Director	3/96 - Present

	The TruePenny Corporation++	President	10/98 - 11/04
		Director	3/96 - 11/04

Patrice M. Kozlowski	None
Senior Vice President –
Corporate
Communications

William H. Maresca	Lighthouse Growth Advisors LLC++	Member, Board of	9/02 - Present
Controller		Managers
		Vice President and	9/02 - Present
Treasurer

	The Dreyfus Trust Company+++	Chief Financial Officer	3/99 - Present
		Treasurer	9/98 - Present
		Director	3/97 - Present

	MBSC, LLC++	Chief Financial Officer	4/02 - Present
		Manager, Board of	4/02 - Present
Managers

	Boston Safe Advisors, Inc. ++	Chief Financial Officer	10/01 - Present
and Director

	Dreyfus Service Corporation++	Chief Financial Officer	12/98 - Present
		Director	8/00 - Present

	Dreyfus Consumer Credit	Treasurer	10/98 - Present
Corporation ++

	Dreyfus Investment	Treasurer	10/98 – Present
Advisors, Inc. ++

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Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

William H. Maresca	Dreyfus-Lincoln, Inc.	Vice President	10/98 – 2/03
Controller	c/o Mellon Corporation	Director	2/02 – 2/03
(continued)	Two Greenville Center
4001 Kennett Pike
Suite 218
Greenville, DE 19807

	The TruePenny Corporation++	Vice President	10/98 - 11/04
		Director	2/02 - 11/04
		Treasurer	5/00 - 11/04

	Dreyfus Transfer, Inc. ++	Chief Financial Officer	5/98 - Present

	Dreyfus Service	Treasurer	3/99 - Present
Organization, Inc.++

	Dreyfus Insurance Agency of	Treasurer	3/99 - 10/04
Massachusetts, Inc. ++

Joseph W. Connolly	The Dreyfus Family of Funds++	Chief Compliance	10/04 - Present
Chief Compliance Officer		Officer
	The Mellon Funds Trust++	Chief Compliance	10/04 - Present
Officer
	Dreyfus Investment Advisors, Inc. ++	Chief Compliance	10/04 - Present
Officer
	Lighthouse Growth Advisors, LLC ++	Chief Compliance	10/04 - Present
Officer
	MBSC, LLC++	Chief Compliance	10/04 - Present
Officer
	Dreyfus Service Corporation++	Chief Compliance	10/04 - Present
Officer
	Boston Safe Advisors++	Chief Compliance	10/04 - Present
Officer
	Mellon Securities Services+	First Vice President	11/01 - 2/04

Lisa A. Fox	Mellon Bank, N.A. +	Vice President	10/01 - Present
Vice President -
Human Resources

Anthony Mayo	None
Vice President -
Information Systems

Angela E. Price	None
Vice President

Theodore A. Schachar	Lighthouse Growth Advisors LLC++	Assistant Treasurer	9/02 - Present
Vice President – Tax
	Dreyfus Service Corporation++	Vice President - Tax	10/96 - Present

	MBSC, LLC++	Vice President - Tax	4/02 – Present

	The Dreyfus Consumer Credit	Chairman	6/99 - Present
	Corporation ++	President	6/99 - Present

	Dreyfus Investment Advisors,	Vice President - Tax	10/96 - Present
Inc.++

	Dreyfus Service Organization,	Vice President - - Tax	10/96 - Present
Inc.++

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C-9

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

Alex G. Sciulli	AFCO Acceptance Corp.	Vice President	05/94 – Present
Vice President	110 William Street
29th Floor
New York, NY 10038-3901

	AFCO Credit Corp.	Vice President	05/94 – Present
110 William Street
29th Floor
New York, NY 10038-3901

	The Boston Company, Inc.*	Vice President	09/01 - Present

	Dreyfus Service Corporation++	Vice President	11/01 - Present

	Dreyfus Transfer. Inc.++	Vice President	11/01 - Present

	Founders Asset Management LLC****	Authorized Agent	12/01 - Present

	Franklin Portfolio Associates LLC*	Vice President	06/01 - Present

	Franklin Portfolio Holdings LLC*	Vice President	06/01 - Present

	Mellon Bank, N.A.+	Senior Vice President	08/01 - Present

	Mellon HR Solutions LLC	Vice President	06/02 – Present
2100 N. Central Road
Fort Lee, NJ 07024

	Mellon Human Resources & Investor	Vice President	03/04 – Present
Solutions, Inc.+

	Mellon Private Trust Company, N.A.*	Vice President for	08/01 – Present
Facilities
	Mellon Trust of California	Vice President for	08/01 – Present
Facilities

	Mellon Trust of New England, N.A.*	Vice President	09/03 – Present

	Mellon Trust of New York, LLC	Vice President for	08/01 – Present
Facilities

	Mellon Trust of Washington	Vice President for	08/01 – Present
Facilities

	Mellon United National Bank	Vice President	09/01 – Present
Mellon Financial Tower
111 Brickell Avenue
Miami, FL 33131

	Standish Mellon Asset Management	Vice President	10/01 – Present
LLC
One Financial Center
Boston, MA 02210

	Katrena Corporation+	Vice President	08/01 - Present

	Laurel Capital Advisors, LLP*	Vice President	08/01 - Present

	MBC Investments Corporation+	Vice President	08/01 - Present

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C-10

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates
Alex G. Sciulli	MFS Leasing Corp. +	Vice President	08/01 - Present
Vice President
(continued)
	MMIP, LLC+	Vice President	08/01 - Present
	Mellon Capital Management	Vice President	08/01 - Present
Corporation***
	Mellon Equity Associates, LLP+	Vice President	08/01 - Present
	Mellon Financial Markets, LLC+	Vice President	08/01 - Present
	Mellon Financial Services	Vice President	08/01 - Present
Corporation #1+
	Mellon Financial Services	Vice President	08/01 - Present
Corporation #4+
	Mellon Funding Corporation+	Vice President	08/01 - Present
	Mellon Insurance Agency, Inc. +	Vice President	08/01 - Present
	Mellon International Investment	Vice President	08/01 - Present
Corporation+
	Mellon International Leasing Company+	Vice President	08/01 - Present
	Mellon Leasing Corporation+	Vice President	08/01 - Present
	Mellon Overseas Investment	Vice President	08/01 - Present
Corporation+
	Mellon Trust Company of Illinois+	Vice President	08/01 - Present
	Mellon VA Partners, LLC+	Vice President	08/01 - Present
	Mellon Ventures, Inc. +	Vice President	08/01 - Present
	Pontus, Inc. +	Vice President	08/01 - Present
	Texas AP, Inc. +	Vice President	08/01 - Present
Wendy Strutt	Boston Safe Advisers, Inc.	Chief Operating Officer	3/03 - Present
Vice President
James Bitetto	The TruePenny Corporation++	Secretary	9/98 - 11/04
Assistant Secretary
	Dreyfus Service Corporation++	Assistant Secretary	8/98 - Present
	Dreyfus Investment	Assistant Secretary	7/98 - Present
Advisors, Inc.++
	Dreyfus Service	Assistant Secretary	7/98 - Present
Organization, Inc.++
	The Dreyfus Consumer Credit	Vice President and	2/02 - Present
	Corporation++	Director

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C-11

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

Steven F. Newman	Dreyfus Transfer, Inc. ++	Vice President	2/97 - Present
Assistant Secretary		Director	2/97 - Present
		Secretary	2/97 - Present

	Dreyfus Service	Secretary	7/98 - Present
Organization, Inc.++

*	The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.

**	The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.

***	The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.

****	The address of the business so indicated is 2930 East Third Avenue, Denver, Colorado 80206.

+ The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.

++ The address of the business so indicated is 200 Park Avenue, New York, New York 10166.

+++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

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C-12

Item 27. Principal Underwriters

(a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1.	CitizensSelect Funds
2.	Dreyfus A Bonds Plus, Inc.
3.	Dreyfus Appreciation Fund, Inc.
4.	Dreyfus Balanced Fund, Inc.
5.	Dreyfus BASIC Money Market Fund, Inc.
6.	Dreyfus BASIC U.S. Mortgage Securities Fund
7.	Dreyfus BASIC U.S. Government Money Market Fund
8.	Dreyfus Bond Funds, Inc.
9.	Dreyfus California Intermediate Municipal Bond Fund
10.	Dreyfus California Tax Exempt Bond Fund, Inc.
11.	Dreyfus California Tax Exempt Money Market Fund
12.	Dreyfus Cash Management
13.	Dreyfus Cash Management Plus, Inc.
14.	Dreyfus Connecticut Intermediate Municipal Bond Fund
15.	Dreyfus Connecticut Municipal Money Market Fund, Inc.
16.	Dreyfus Fixed Income Securities
17.	Dreyfus Florida Intermediate Municipal Bond Fund
18.	Dreyfus Florida Municipal Money Market Fund
19.	Dreyfus Founders Funds, Inc.
20.	The Dreyfus Fund Incorporated
21.	Dreyfus GNMA Fund, Inc.
22.	Dreyfus Government Cash Management Funds
23.	Dreyfus Growth and Income Fund, Inc.
24.	Dreyfus Growth and Value Funds, Inc.
25.	Dreyfus Growth Opportunity Fund, Inc.
26.	Dreyfus Index Funds, Inc.
27.	Dreyfus Institutional Cash Advantage Funds
28.	Dreyfus Institutional Money Market Fund
29.	Dreyfus Institutional Preferred Money Market Funds
30.	Dreyfus Insured Municipal Bond Fund, Inc.
31.	Dreyfus Intermediate Municipal Bond Fund, Inc.
32.	Dreyfus International Funds, Inc.
33.	Dreyfus Investment Grade Funds, Inc.
34.	Dreyfus Investment Portfolios
35.	The Dreyfus/Laurel Funds, Inc.
36.	The Dreyfus/Laurel Tax-Free Municipal Funds
37.	Dreyfus LifeTime Portfolios, Inc.
38.	Dreyfus Liquid Assets, Inc.
39.	Dreyfus Massachusetts Intermediate Municipal Bond Fund
40.	Dreyfus Massachusetts Municipal Money Market Fund
41.	Dreyfus Massachusetts Tax Exempt Bond Fund
42.	Dreyfus Midcap Index Fund, Inc.
43.	Dreyfus Money Market Instruments, Inc.
44.	Dreyfus Municipal Bond Fund, Inc.
45.	Dreyfus Municipal Cash Management Plus

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46.	Dreyfus Municipal Funds, Inc.
47.	Dreyfus Municipal Money Market Fund, Inc.
48.	Dreyfus New Jersey Intermediate Municipal Bond Fund
49.	Dreyfus New Jersey Municipal Money Market Fund, Inc.
50.	Dreyfus New York Municipal Cash Management
51.	Dreyfus New York Tax Exempt Bond Fund, Inc.
52.	Dreyfus New York Tax Exempt Intermediate Bond Fund
53.	Dreyfus New York Tax Exempt Money Market Fund
54.	Dreyfus U.S. Treasury Intermediate Term Fund
55.	Dreyfus U.S. Treasury Long Term Fund
56.	Dreyfus 100% U.S. Treasury Money Market Fund
57.	Dreyfus Pennsylvania Intermediate Municipal Bond Fund
58.	Dreyfus Pennsylvania Municipal Money Market Fund
59.	Dreyfus Premier California Municipal Bond Fund
60.	Dreyfus Premier Equity Funds, Inc.
61.	Dreyfus Premier Fixed Income Funds
62.	Dreyfus Premier International Funds, Inc.
63.	Dreyfus Premier GNMA Fund
64.	Dreyfus Premier Manager Funds I
65.	Dreyfus Premier Manager Funds II
66.	Dreyfus Premier Municipal Bond Fund
67.	Dreyfus Premier New Jersey Municipal Bond Fund, Inc.
68.	Dreyfus Premier New Leaders Fund, Inc.
69.	Dreyfus Premier New York Municipal Bond Fund
70.	Dreyfus Premier Opportunity Funds
71.	Dreyfus Premier State Municipal Bond Fund
72.	Dreyfus Premier Stock Funds
73.	The Dreyfus Premier Third Century Fund, Inc.
74.	Dreyfus Premier Value Equity Funds
75.	Dreyfus Premier Worldwide Growth Fund, Inc.
76.	Dreyfus Short-Intermediate Government Fund
77.	Dreyfus Short-Intermediate Municipal Bond Fund
78.	The Dreyfus Socially Responsible Growth Fund, Inc.
79.	Dreyfus Stock Index Fund, Inc.
80.	Dreyfus Tax Exempt Cash Management
81.	Dreyfus Treasury Cash Management
82.	Dreyfus Treasury Prime Cash Management
83.	Dreyfus Variable Investment Fund
84.	Dreyfus Worldwide Dollar Money Market Fund, Inc.
85.	General California Municipal Bond Fund, Inc.
86.	General California Municipal Money Market Fund
87.	General Government Securities Money Market Funds, Inc.
88.	General Money Market Fund, Inc.
89.	General Municipal Bond Fund, Inc.
90.	General Municipal Money Market Funds, Inc.
91.	General New York Municipal Bond Fund, Inc.
92.	General New York Municipal Money Market Fund
93.	Mellon Funds Trust

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(b)

Name and principal		Positions and Offices
Business address	Positions and offices with the Distributor	with Registrant

Michael G. Millard *	Chief Executive Officer and Chairman of the Board	None
J. David Officer *	President and Director	None
J. Charles Cardona *	Executive Vice President and Director	None
James Neiland*	Executive Vice President and Director	None
Irene Papadoulis **	Executive Vice President and Director	None
Prasanna Dhore *	Executive Vice President	None
Noreen Ross *	Executive Vice President	None
Richard Sabo ***	Executive Vice President	None
William H. Maresca *	Chief Financial Officer and Director	None
Ken Bradle **	Senior Vice President	None
Stephen R. Byers *	Senior Vice President	Executive Vice President
Walter Kress *	Senior Vice President	None
Matthew Perrone **	Senior Vice President	None
Bradley J. Skapyak *	Senior Vice President	None
Michael Schuermann **	Senior Vice President	None
Bret Young *	Senior Vice President	None
Jane Knight *	Chief Legal Officer and Secretary	None
Joseph W. Connolly*	Chief Compliance Officer	Chief Compliance Officer
Stephen Storen *	Chief Compliance Officer	None
Maria Georgopoulos *	Vice President – Facilities Management	None
William Germenis *	Vice President – Compliance	Anti-Money Laundering
Compliance Officer
Tracy Hopkins *	Vice President	None
Donna Impagliazzo *	Vice President – Compliance	None
Mary Merkle *	Vice President – Compliance	None
Paul Molloy *	Vice President	None
James Muir *	Vice President – Compliance	None
Anthony Nunez *	Vice President – Finance	None
Gary Pierce *	Vice President – Finance	None
David Ray ***	Vice President	None
Theodore A. Schachar *	Vice President – Tax	None
William Schalda *	Vice President	None
Alex G. Sciulli****	Vice President	None
John Shea*	Vice President – Finance	None
Susan Verbil*	Vice President – Finance	None
William Verity*	Vice President – Finance	None
James Windels *	Vice President	Treasurer
James Bitetto *	Assistant Secretary	Assistant Secretary
Ken Christoffersen ***	Assistant Secretary	None
Ronald Jamison *	Assistant Secretary	None

*	Principal business address is 200 Park Avenue, New York, NY 10166.

**	Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.

***	Principal business address is 210 University Blvd., Suite 800, Denver, CO 80206.

****	Principal business address is One Mellon Bank Center, Pittsburgh, PA 15258.

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Item 28.	Location of Accounts and Records

	1.	Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

	2.	DST Systems, Inc.
1055 Broadway
Kansas City, MO 64105

	3.	The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Item 29.	Management Services

Not Applicable

Item 30.	Undertakings

None

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SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 24th day of February, 2005.

THE DREYFUS/LAUREL FUNDS TRUST

BY: /s/ Stephen E. Canter*

Stephen E. Canter, President

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/Stephen E. Canter*	President (Principal Executive Officer)	February 24, 2005

Stephen E. Canter

/s/James Windels*	Treasurer (Principal Financial and	February 24, 2005

James Windels	Accounting Officer)

/s/Joseph S. DiMartino*	Chairman of the Board	February 24, 2005

Joseph S. DiMartino

/s/James M. Fitzgibbons*	Board Member	February 24, 2005
James M. Fitzgibbons

/s/J. Tomlinson Fort*	Board Member	February 24, 2005

J. Tomlinson Fort

/s/Kenneth A. Himmel*	Board Member	February 24, 2005

Kenneth A. Himmel

/s/Stephen J. Lockwood*	Board Member	February 24, 2005
Stephen J. Lockwood

/s/Roslyn M. Watson*	Board Member	February 24, 2005

Roslyn M. Watson

/s/Benaree Pratt Wiley*	Board Member	February 24, 2005

Benaree Pratt Wiley

*By: /s/Jeff Prusnofsky

Jeff Prusnofsky
Attorney-in-Fact

LIST OF EXHIBITS

ITEM 23
OTHER EXHIBITS:
(f)	CERTIFICATE OF ASSISTANT SECRETARY